Exhibit 10.11

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

CSIDENTITY CORPORATION

AMENDED AND RESTATED RESELLER AGREEMENT

This Amended and Restated Reseller Agreement (this “Agreement”) is entered into effective as of November 12, 2008 (the “Effective Date”), by and between CSIdentity Corporation (“CSIdentity”), a Delaware corporation having its principal place of business at 7500 Rialto Blvd., Suite 260, Austin, Texas 78735, and LifeLock, Inc, (“Reseller”), a Delaware corporation having its principal place of business at 60 E. Rio Salado Parkway, Suite 400, Tempe, Arizona 85281.

RECITALS

A. CSIdentity provides identity-theft protection, background screening, credit monitoring, restoration and related services.

B. Reseller provides consumers identity theft protection and related services.

C. CSIdentity and Reseller entered into that certain Reseller Agreement, dated December 7, 2007, as amended by the certain First Amendment to Reseller Agreement dated as of March 31, 2008 (collectively, the “Original Agreement”).

D. CSIdentity and Reseller desire to amend and restate the Original Agreement in its entirety, all as more fully set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Appointment as a Reseller. Subject to Reseller’s compliance with the terms and conditions of this Agreement (including, without limitation, payment of all applicable fees pursuant to Section 3 below), CSIdentity hereby appoints Reseller as an independent, non-exclusive reseller of its non-credit related reports and certain credit reports and scores, identity theft reports, monitoring services and restoration services, as set forth and described on Exhibit A attached, as the same may be amended, supplemented or updated by agreement of the parties pursuant to this Agreement (collectively, the “Services”). Reseller will use its reasonable best efforts to (a) maintain an organization of capable and competent service personnel to actively solicit and promote the [****] to all of Reseller’s members and/or subscribers who use Reseller’s retail services or standard rates (excluding, however, for purposes hereof all minors) (collectively, the “Subscribers”) and (b) maintain and update, as reasonably necessary, a Website and adequate front end and/or back end processes to service such Subscribers and facilitate the integration and delivery of the Services to the Subscribers. Reseller represents that there are at least [****] Subscribers as of the date of this Agreement and that Reseller will maintain at least [****] Subscribers throughout the Term (as defined below) of this Agreement. The parties acknowledge that Reseller will have Subscribers who have upgraded (the “Upgraded Subscribers”) to [****] and use Reseller’s upgraded rates. The parties further acknowledge that Reseller may, from time to time, have Subscribers who have non-standard, special discounted or, in some cases, free use of Reseller’s services (the “Non-Standard Subscribers”). In the event Reseller desires to sell its services to such Non-Standard Subscribers, Reseller will provide

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

notice thereof to CSIdentity (which notice may be in writing, via e-mail or orally), and the parties will cooperate in good faith to determine if CSIdentity’s products and/or services could be bundled with Reseller’s services or otherwise sold to such Non-Standard Subscribers upon terms mutually agreeable to CSIdentity and Reseller, in which case such Non-Standard Subscribers shall be deemed Subscribers hereunder.

2. Obligations of Reseller and CSIdentity.

(a) Services. Reseller is responsible for the payment of all applicable Fees (as defined below) to CSIdentity. The parties acknowledge and agree that CSIdentity will be solely responsible for the delivery of the Services to the Subscribers, and that nothing in this Agreement will be deemed to grant to Reseller the right to provide the Services. [****] If, however, any data sources or third party providers require a different delivery method for any of the Services or if such Service is otherwise not available to CSIdentity from the applicable data source or third party provider, then CSIdentity shall be permitted to substitute a different delivery method for the Subscribers with respect to such affected Services or substitute an equivalent value service in lieu thereof, as the case may be, provided that such delivery method is approved by Reseller in advance, which approval will be granted or withheld in Reseller’s reasonable discretion.

(b) Support. Reseller shall be responsible for all first level of support for the Subscribers (e.g., initial response, problem identification and problem resolution) and shall include all relevant contact information on Reseller’s consumer portal [****]. Reseller agrees to provide and make available a sufficient number of trained personnel to provide such support for the Subscribers.

(c) Execution of CSIdentity Subscription Agreement. CSIdentity’s obligation to provide [****] Services to an Upgraded Subscriber shall be subject to the completion by such Upgraded Subscriber of CSIdentity’s then current and future form of user subscription agreement at the time of the Upgraded Subscribers enrollment, in a form mutually agreeable to the parties hereto and similar to the terms set forth on Exhibit B attached hereto (the “CSIdentity Subscription Agreement”) providing certain information regarding the Subscriber and governing the terms and conditions of Subscriber’s access to and use of the [****] Services. The CSIdentity Subscription Agreement may be amended and/or updated from time to time.

(d) Exclusivity. [****]

(e) New CSIdentity Products. During the Term, in the event that CSIdentity develops new non-credit related or identity theft products that demonstrably result from Reseller’s input, advice and ingenuity the “New Products”), CSIdentity agrees that it will not market or resell such New Products to other resellers that market and/or sell identity theft products for a period of twelve (12) months after the final development of such New Products(s); provided, however, that the foregoing covenant shall not prohibit or otherwise restrict CSIdentity from marketing or selling such New Products to CSIdentity’s subscribers or end users.

(f) Termination Without Cause. The parties acknowledge that each of CSIdentity and Reseller will expend significant resources to complete the integration of the

2

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

parties’ systems to, among other things, facilitate the relationship contemplated hereby. To that end, if either party intentionally or willfully breaches this Agreement or otherwise terminates this Agreement without adequate cause (the “Terminating Party”), then the Terminating Party shall promptly pay the other party (the “Non-Terminating Party”) (and the Non-Terminating Party shall be entitled to receive), as liquidated damages and as a good faith estimate of such damages, an amount equal to the number of Subscribers in the [****] times the remaining number of months in the Term (as defined below) times the then current Fees payable by Reseller for each such Subscriber. The Terminating Party shall promptly pay the Non-Terminating Party such liquidated damages amount on demand and, in all cases, within fifteen (15) days after such termination by the Terminating Party.

3. Billing, Fees and Invoicing.

(a) Subject to the terms and conditions hereof, Reseller agrees to pay CSIdentity a minimum monthly fee (the “Fees”) in the amount of $[****] per month. Reseller agrees to pay the Fees based on the pricing schedule for the Services set forth on Exhibit C attached hereto, which may be amended, supplemented or updated from time to time by written agreement of both parties. CSIdentity will invoice Reseller for the Fees on a monthly basis during the Term hereof. Reseller agrees to pay the full amount of the Fees even if the actual use of the Services for the applicable month is less than such minimum amount. However, if the actual usage of the Services for the applicable month exceeds $[****], then Reseller agrees to pay such actual amount (i.e., in excess of the $[****] minimum requirement) upon receipt of an invoice therefor. All invoices shall be due and payable in full within thirty (30) days after the date of the applicable invoice. To the extent new products or services are added (e.g., credit reports, scores and/or monitoring) by mutual agreement to Exhibit A, CSIdentity will bill and/or invoice Reseller for such services and the same shall be deemed “Fees” as contemplated hereby.

(b) Upon the execution hereof, Reseller shall pay CSIdentity $[****] as the full and final payment for the integration of the [****].

(c) Reseller shall remit the Fees within thirty (30) days of invoicing by CSIdentity. Reseller will be responsible for any taxes, duties, fees or surcharges that are imposed or authorized by regulatory and governmental entities, and shall pay to CSIdentity or reimburse CSIdentity for such amounts as are paid by CSIdentity relating to the Services provided to Subscribers. All fees and remittances will be in U.S. Dollars.

(d) CSIdentity shall have the right to audit Reseller’s records and/or systems to confirm the number of Subscribers. Reseller will provide reasonable cooperation during normal business hours and will be responsible for assuring cooperation by its employees in connection with such audits. Reseller will provide CSIdentity access to such records and/or personnel as CSIdentity may reasonably require for such purpose.

4. Co-Branding; Trademark License.

(a) The CSI Portal, all reports and related collateral materials will be co-branded with Reseller’s trademarks and with CSIdentity’s trademarks (including the mark “Powered by CSIdentity”). Subject to the terms and conditions of this Agreement, each party

3

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

grants to the other a limited, non-exclusive, royalty-free license to use such party’s trademarks solely in connection with the Reseller relationship contemplated hereby. All licenses granted hereby shall automatically terminate upon the termination or expiration of this Agreement. Neither party transfers, nor does the other party obtain, any patent rights, copyright interest or other right, claim or interest, in the Services, information, consumer information database, systems, forms manuals or other proprietary information utilized or provided by the other party. The parties agree that the co-branding and use of each party’s respective trademarks on the CSI Portal and in all reports and collateral materials (for example, colors, font size, etc.) will be permitted only with the prior written consent of the other party (which may be granted via e-mail). To that end, Exhibit D attached hereto sets forth, for illustrative purposes only, the proposed trademarks and use thereof that are expected to be incorporated into the CSI Portal.

(b) For purposes of this Section, “trademarks” includes registered or unregistered trademarks, service marks or brand names of CSIdentity and/or Reseller. Before either party may use any trademarks of the other party (other than as expressly contemplated by Section 4(a) above), such party must obtain the other party’s prior review and written approval (which may be by e-mail), in its reasonable discretion, as to the form, content and context of any intended use. CSIdentity or Reseller, as the case may be, shall immediately cease use of any of such party’s trademarks upon written request from the other party. In all cases, both parties must (i) use the trademarks at all times in a manner consistent with the trademark laws; (ii) give proper attribution to the other party as the trademark owner, (iii) give proper trademark notice each time the trademark is used (with ® used for registered trademarks, ™ for unregistered trademarks and SM used for unregistered service marks); (iv) not alter or obscure the appearance of the trademarks in any way; and (v) notify the applicable party immediately of any improper, infringing, confusing or unauthorized use of the trademarks by anybody. Neither Reseller nor CSIdentity may use the trademarks to disparage the other party, its products or services, or in any manner which, in the applicable party’s reasonable judgment, may diminish or damage the applicable party’s goodwill in the trademarks.

5. Warranty and Disclaimer.

(a) Limited Warranty. Subject to the operation of Section 11(b) below, each party hereto represents and warrants to the other party that such party has the right and authority to grant the rights and licenses herein and to provide the services to the Subscribers contemplated hereby.

(b) Service Levels. With respect to the Identity Theft Restoration Services and WalletLock Restoration Services (only), CSIdentity shall perform such restoration services in accordance with the service level requirements set forth on Exhibit E. If Reseller believes that such service levels are not being met on a consistent basis by CSIdentity, Reseller shall give CSIdentity written notice thereof and CSIdentity shall have a commercially reasonable amount of time to cure such service level deficiencies (which shall be no less than [****]). If CSIdentity cannot cure such deficiencies after written notice and a reasonable opportunity to cure such deficiencies of at least [****] after receipt of written notice thereof, then the exclusivity provisions set forth in Section 2(d) above shall not apply to the Identity Theft Restoration Services and WalletLock Restoration Services.

4

(c) DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY IMPLIED WARRANTIES OF ANY KIND TO THE OTHER PARTY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ACCURACY. IN NO EVENT DOES CSIDENTITY WARRANT THAT THE SERVICES WILL BE ERROR FREE.

6. Intellectual Property Rights. CSIdentity owns all worldwide right, title and interest in and to the Services, including all intellectual property and proprietary rights therein and derivative works therefrom (the “CSI Intellectual Property”). Similarly, Reseller owns all worldwide right, title and interest in and to its services provided to Subscribers, including all intellectual property and proprietary rights therein and derivative works therefrom (the “Reseller Intellectual Property”). Nothing in this Agreement or otherwise will be deemed to grant from one party to the other party an ownership interest in the CSI Intellectual Property or the Reseller Intellectual Property (as the case may be), in whole or in part, including, without limitation, any claim by, or ownership right of, Reseller with respect to any New Products. Except as expressly contemplated hereby, each of Reseller and CSIdentity hereby represents and warrants that it will not, either directly or indirectly, itself or through any agent or third party: (a) request, compile, store, maintain or use the CSI Intellectual Property or the Reseller Intellectual Property (as the case may be), (b) copy or otherwise reproduce the CSI Intellectual Property or the Reseller Intellectual Property (as the case may be), or (c) with respect to Reseller, transfer or otherwise attempt to resell the Services. Reseller agrees to verify that each Subscriber who is provided Services is the end user thereof and does not intend to resell or otherwise transfer the Services in whole or in part to any other person or entity.

7. Confidentiality.

(a) Confidential Information. As used herein, “Confidential Information” means: (i) with respect to CSIdentity, the Services and other related information disclosed by CSIdentity; (ii) in addition to the items specified in clause (i), any business or technical information of CSIdentity or Reseller that is disclosed in writing and is marked “confidential” or “proprietary” at the time of disclosure, or if disclosed orally, is identified as “confidential” or “proprietary” at the time of disclosure, and is summarized in a writing sent by the disclosing party to the other party within thirty (30) days of such disclosure; and (iii) the specific terms and pricing set forth in this Agreement.

(b) Exclusions. Confidential Information does not include information that: (i) was in the possession of, or was rightfully known by a receiving party, without an obligation to maintain its confidentiality, prior to the time of disclosure; (ii) is or becomes generally known to the public without violation of this Agreement; or (iii) is obtained by a receiving party in good faith from a third party having the right to disclose it without an obligation of confidentiality.

(c) Use and Disclosure Restrictions. Each party agrees that during the term of this Agreement and for a period of two (2) years after the termination or expiration of this Agreement, it will not use the other party’s Confidential Information except as necessary for the performance of this Agreement and will not disclose such Confidential Information to any third party, except to those of its employees that need to know such Confidential Information for the

5

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

purpose of performing this Agreement, provided that each such employee is subject to a written agreement that includes confidentiality obligations that are at least as protective as those set forth herein. Each party will use all reasonable efforts to maintain the confidentiality of all such Confidential Information in its possession or control, but in no event less than the efforts that such party ordinarily uses with respect to its own proprietary information of similar nature and importance. The foregoing obligations will not restrict either party from disclosing Confidential Information of the other party pursuant to the order or requirement of a court or other governmental body, provided that the party required to make such a disclosure gives reasonable notice to the other party to contest such order or requirement.

8. Term and Termination.

(a) Term. This Agreement will begin on the Effective Date and shall expire on December 7, 2012 (the “Expiration Date”), unless terminated earlier by either party in accordance with this Agreement (the “Initial Term”). At the end of the Term, this Agreement shall be renewed automatically for consecutive renewal terms of twelve (12) months (such renewal terms together with the Initial Term, the “Term”), unless terminated by either party by providing the other party written notice at least thirty (30) days prior to end of the then-current term.

(b) Termination for Cause. Either party may terminate this Agreement for cause upon written notice if the other party fails to cure any material breach of this Agreement (but not for a breach of the service level agreements described in Section 5(b) above) within thirty (30) days after receiving written notice of such breach; provided, however, that the period to cure a breach with respect to payment shall be ten (10) days.

9. Indemnity. EACH PARTY SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER, ITS AFFILIATES AND THEIR DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, FROM AND AGAINST ALL THIRD PARTY CLAIMS, LOSSES, DAMAGE, COSTS (INCLUDING ATTORNEY’S FEES AND COURT COSTS), SUITS, JUDGMENTS, EXPENSES, CAUSES OF ACTION, DEMANDS AND DAMAGES (COLLECTIVELY, “CLAIMS”) FOR ANY LOSS, INJURY AND/OR DAMAGE WHICH MAY BE SUFFERED, SUSTAINED, INCURRED OR ASSERTED BY ANY THIRD PARTY IN CONNECTION WITH, ARISING FROM, OR RELATED TO (A) THE BREACH OF ANY COVENANT, AGREEMENT, REPRESENTATION OR WARRANTY HEREUNDER, (B) THE USE OF THE SERVICES BY RESELLER, OR (C) ANY NEGLIGENT ACT OR OMISSION OR WILLFUL MISCONDUCT OF THE INDEMNIFYING PARTY IN CONNECTION WITH THE PERFORMANCE OR NON-PERFORMANCE OF ANY OBLIGATION OR BREACH UNDER THIS AGREEMENT.

10. Limitation of Liability. THE TOTAL LIABILITY OF EITHER PARTY TO THE OTHER PARTY UNDER THIS AGREEMENT, FROM ALL CAUSES OF ACTION AND UNDER ALL THEORIES OF LIABILITY, WILL BE LIMITED TO [****]. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, LOSS OF USE, LOSS OF DATA OR LOSS OF GOODWILL, OR THE COSTS OF PROCURING SUBSTITUTE SERVICES, ARISING OUT OF OR IN

6

CONNECTION WITH THIS AGREEMENT OR THE USE OR OPERATION OF THE SERVICES, WHETHER SUCH LIABILITY ARISES FROM ANY CLAIM BASED UPON BREACH OF CONTRACT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

11. General.

(a) Compliance with Laws. CSIdentity and Reseller shall each comply with all applicable laws in the performance of this Agreement and in using the Services. Reseller is solely responsible for insuring that the Services and any product developed by CSIdentity for use by Reseller and/or the Subscribers will at all times be used by Reseller, and Reseller hereby certifies to CSIdentity that such use will be, in compliance with all applicable laws, including, by way of illustration, but not limitation, the Fair Credit Reporting Act (FCRA) and the Gramm-Leach-Bliley Act (GLBA).

(b) Changes in Law.

(i) CSIdentity reserves the right to discontinue delivery of any or all Services, if CSIdentity believes in good faith that it cannot provide the Services as described in this Agreement without violating applicable federal, state or local law, rule, regulation, ordinance or administrative or judicial pronouncement or decision (“Laws”) or the requirements of any contract with a data provider. CSIdentity may unilaterally modify this Agreement to the extent necessary to ensure compliance with applicable Laws or any third party data contract, or CSIdentity may immediately terminate delivery of any or all Services if any state or federal agency or any third party asserts that use of the Services violates applicable Laws or a data provider contract. Under such circumstances, Reseller agrees that CSIdentity can terminate delivery of the Services immediately following written notice to Reseller without penalty, financial obligation, or liability of any kind to Reseller or any Subscriber; provided, however, that a prompt and reasonable attempt must be made to modify the Service to be compliant prior to any permanent termination thereof. In the case of service termination, Reseller and each Subscriber, as the case may be, shall remain liable for payment with respect to the Services prior to the effective date of termination. Furthermore, if such change in Laws materially and significantly increases the cost to CSIdentity of providing any of the Services, then CSIdentity may, in good faith, terminate providing such Service(s) by providing 30-days’ advance written notice thereof to Reseller setting forth the specific reasons and basis for such termination without penalty, financial obligation, or liability of any kind.

(ii) Reseller reserves the right to discontinue the promotion and reselling of the Services to the Subscribers as contemplated hereby, if Reseller believes in good faith that it cannot resell the Services without violating applicable Laws. Reseller may unilaterally modify this Agreement to the extent necessary to ensure compliance with applicable Laws, or Reseller may immediately terminate the reselling of the Services to its Subscribers if any state or federal agency or any third party asserts that use of the Services violates applicable Laws. Under such circumstances, CSIdentity agrees that Reseller can cease reselling the Services to its Subscribers immediately following written notice to CSIdentity without penalty, financial obligation, or liability of any kind to CSIdentity. Furthermore, if any such change in

7

Laws materially and significantly increases the cost to Reseller of reselling any of the Services, then Reseller may, in good faith, terminate the reselling of such Service(s) by providing 30-days’ advance written notice thereof to CSIdentity setting forth the specific reasons and basis for such termination without penalty, financial obligation, or liability of any kind.

(c) Governing Law, Venue and Attorneys’ Fees. This Agreement will be governed by and construed in accordance with the laws of the State of Texas excluding that body of laws pertaining to conflicts of law. Both parties hereby irrevocably consent to the venue and jurisdiction of the courts located in Travis County, Texas, whether federal, state or local, with respect to any actions brought to enforce or interpret this Agreement. The prevailing party in any action (or alternative dispute resolution) shall be entitled to an award of its attorneys’ fees and costs (including any appeals therefrom).

(d) Assignment. This Agreement may not be assigned by either party without the written consent of the other, except that either party may assign this Agreement upon written notice to the other party (i) pursuant to a merger or change of control or (ii) to an assignee of all or substantially all of such party’s assets.

(e) Nonexclusive Remedy. Except as expressly set forth in this Agreement, the exercise by either party of any of its remedies under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.

(f) Severability. If for any reason a court of competent jurisdiction finds any provision of this Agreement invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible and the other provisions of this Agreement will remain in full force and effect.

(g) Waiver. The failure by either party to enforce any provision of this Agreement will not constitute a waiver of future enforcement of that or any other provision.

(h) Notices. All notices required or permitted under this Agreement will be in writing and delivered by confirmed facsimile transmission, by courier or overnight delivery services, or by certified mail, and in each instance will be deemed given upon receipt. All communications will be sent to the addresses set forth in the introductory paragraph of this Agreement or to such other address as may be specified by either party to the other in accordance with this Section. Either party may change its address for notices under this Agreement by giving written notice to the other party by the means specified in this Section.

(i) Force Majeure. Neither party will be responsible for any failure or delay in its performance under this Agreement (except for any payment obligations) due to causes beyond its reasonable control, including, but not limited to, labor disputes, strikes, lockouts, shortages of or inability to obtain labor, energy, raw materials or supplies, war, terrorism, riot, acts of God or governmental action (each a “Force Majeure Event”).

(j) Relationship of the Parties. The parties to this Agreement are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party will have the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent.

8

(k) Equitable Remedies. Each party acknowledges and agrees that any breach of this Agreement with respect to the other party’s intellectual property rights or Confidential Information will cause such other party to incur irreparable harm and significant injury that would be difficult to ascertain and would not be compensable by damages alone. Accordingly, each party acknowledges and agrees that, in addition to any and all remedies that the non-breaching party may have at law or otherwise with respect to such a breach, the non-breaching party will have the right to seek specific performance; injunction or other appropriate equitable relief.

(l) Entire Agreement; No Third Party Beneficiaries. This Agreement and the Exhibits hereto, constitutes the complete and exclusive understanding and agreement between the parties regarding its subject matter and supersedes all prior or contemporaneous agreements or understandings, written or oral, relating to its subject matter. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by duly authorized representatives of both parties. Nothing in this Agreement is intended to confer upon any person other than CSIdentity and Reseller any rights or remedies hereunder.

(m) Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(n) Amended and Restated Agreement. This Agreement amends and restates the Original Agreement and supersedes and replaces the Original Agreement in its entirety.

(o) Incorporation of Recitals. The Recitals set forth herein are hereby incorporated into this Agreement.

[Signature page follows.]

9

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly-authorized representatives as of the date set forth below.

CSIDENTITY:		RESELLER:

CSIdentity Corporation, a Delaware corporation		LifeLock, Inc., a Delaware corporation

By:	/s/ William E. Morrow	By:	/s/ Andrew C. Corbin

Name:	William E. Morrow	Name:	Andrew C. Corbin

Title:	Chairman & CEO	Title:	President

Date:	11/12/2008	Date:	11/17/08

[Signature Page to Amended and Restated Reseller Agreement]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit A

Services

1. [****] Services

CyberAgentTM Internet Monitoring

•

CSIdentity monitors chat rooms and Web sites using CyberAgent technology to detect Subscriber identity and personal information. This includes, but is not limited to, the actual selling of identity information from identity theft brokers to the criminals that commence financial transactions with the stolen information on a [****] basis.

•	CSIdentity conducts [****] searches of the Internet and CSIdentity’s current collection of over [****] identities for matches of a Subscriber’s information.

•	If a match is found, CSIdentity will alert the Subscriber via email and phone, then work with them to take the appropriate measures.

•	[****] Monitoring.

Address Change Monitoring

•	Includes [****] monitoring of national data bases for change of address information.

•	Service includes processing current Subscriber’s address through the files to alert Reseller and Subscriber of any change of address.

•	Subscriber is notified via email of any change of addresses found.

Restoration Service for Cyber Agent (E-Recon) and Address Change (True Address)

•

In the event of a Subscriber’s personal information has been compromised and the Subscriber has been made aware of the Identity Theft event via a Cyber Agent or Address Change alert, CSIdentity will provide Identity Theft Restoration services designed to help the Subscriber restore his or her identity.

•

Specially-trained agents will work with each Subscriber who is a victim of identity theft on an individual basis until his or her identity is restored to its original status prior to the identity theft event.

•	This will include providing various forms and tools, phone consultations and, if requested, obtaining limited power of attorney to resolve the issues on the Subscriber’s behalf.

•

This service will be offered for only Cyber Agent or Address Change related Identity Theft events, meaning those events that are not discovered through the Credit Report or Credit Freezes, but brought to light through CSIdentity’s Cyber Agent and Address Change Monitoring.

2. [****] Services

Non-Credit Bundle

The Non-Credit Bundle includes the below services — in all cases notifications and alerts will be delivered in the most effective and efficient manner, as mutually agreed by both Reseller and CSIdentity (email, text messages and other electronic messages are all potential choices). However, any direct cost increase attributable to 3rd party fees for text messages will be added to the cost of the applicable service. A fee of $[****] per outbound call will be charged for eRecon alerts (if Reseller desires to have phone notification of alerts).

Exhibit A

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

CyberAgentTM Internet Monitoring

•

CSIdentity monitors chat rooms and Web sites using CyberAgent technology to detect subscriber identity and personal information. This includes, but is not limited to, the actual selling of identity information from identity theft brokers to the criminals that commence financial transactions with the stolen information on a [****] basis.

•	CSIdentity conducts [****] searches of the Internet and CSIdentity’s current collection of over [****] identities for matches of a subscriber’s information.

•	If a match is found, CSIdentity will alert the subscriber and work with them to take the appropriate measures.

•	[****] Monitoring.

Criminal Report and Monitoring

•	CSIdentity searches all criminal records available to them on a [****] basis to identify instances where a subscriber’s identity is potentially being used by an unauthorized individual.

•	A report will be sent to the subscriber at the time of enrollment advising them of the initial findings resulting from this search.

•	After the initial report, the subscriber will be notified if an incident appears on a criminal report where their identity is being used.

•	[****] Monitoring.

Sex Offender Report and Monitoring

•

CSIdentity searches all sex offender registries throughout the United States and will compile one initial report for a subscriber of the names and addresses of sex offenders registered in their zip code.

•	The subscriber will be able to review this report to determine if their address or other information has been used by an unauthorized individual.

•	After the initial report, the subscriber will be alerted if their information appears on these registries at any subsequent time.

•	[****] Monitoring.

Names and Aliases Report and Monitoring

•	CSIdentity will provide the subscriber with one initial Names and Aliases Report showing all names and aliases associated with their Social Security number.

•	This report will allow the subscriber to see if an identity thief has already used their Social Security number under another name or identity.

•	The subscriber will receive an alert should their information on this report he changed or updated.

•	[****] Monitoring.

Address History Report and Monitoring

•	Subscribers will be provided with one Address History Report illustrating all addresses associated with their name and Social Security number.

Exhibit A

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

•	This will allow the subscriber to see, for example, if an identity thief has processed a change of address already in order to divert mail or open a new account.

•	This will include Credit Header info as well as other data base info.

•	The subscriber will receive an alert should their information on this report be changed or updated.

•	[****] Monitoring.

Non-Credit Loans Report and Monitoring

•	A subscriber will be provided with a Non-Credit Loan Report that shows any payday loans or quick cash loans that do not require a credit inquiry.

•	The subscriber will receive an alert should their information on this report be changed or updated.

•	[****] monitoring.

Non-Credit Restoration Service

•

In the event of a subscriber’s personal information has been used by another individual, CSIdentity will provide Non-Credit Related Identity Theft Restoration services designed to help the subscriber restore their identity.

•

Specially-trained agents will work with each subscriber who is a victim of identity theft on an individual basis until their identity is restored to its original status prior to the identity theft event.

•	This will include providing various forms and tools, phone consultations and if requested, obtaining limited power of attorney to resolve the issues on the member’s behalf.

•

This service will be offered for all Non-Credit related Identity Theft events, meaning those events that are not discovered through the Credit Report or Credit Freezes, but brought to light through CSIdentity’s Non-Credit Reports and Monitoring.

3. Credit-related Services

Below are credit-related services available:

Credit Report

•	A subscriber would receive their one-time credit bureau Credit Report.

•	This report would allow the subscriber to review in detail the items listed on their Credit Report to determine their accuracy.

Credit Report and Score

•	A subscriber would receive their credit bureau Credit Report and Score.

•	Credit Scores are not available without a Credit Score.

•

This product serves as not only a means to review the accuracy of items listed on their Credit Report but also it helps to view and manage the subscriber’s financial rating related to their credit. Over time, the subscriber may choose to order another Credit Report and score to determine and view how it may have changed over a select time period.

Exhibit A

Direct Check

Direct Check is a feature that can be added to a Credit Report for an additional price. It lists the addresses and phone numbers for all accounts and account inquiries. This feature aids the individual in processing disputes.

Profile Summary

A Profile Summary is a feature that can be added to a Credit Report for an additional price. It lists all the different types of accounts associated with an individual’s account and their balances. Below is an example:

Below is a sample of a Profile Summary:

Number of Public Records	0
Number of Trade Accounts	11
Number of Inquires	1
Installment Balance	$1,399
Real Estate Balance	$71,372
Total Revolving Balance	—
Total Revolving Available Percent	100
Past Due Amt	—
Number of Satisfactory Accounts	11
Number of Unsatisfactory Accounts	0

4. Employee Background Screening and Monitoring Service

CSIdentity Security Authentication for EmployeesTM (CSIdentity SAFETM)

•	SAFE is an advanced online employee background screening solution that allows employers to better detect altered, fabricated, and stolen identities while improving their ability to detect criminals.

•	SAFE provides ongoing monitoring of criminal records for all employees; alerting the administrator to new criminal activity.

•	In the application process, SAFE utilizes an applicant’s first name, last name, Social Security number, date of birth, city and state to conduct the screening.

•

SAFE will then process the data using a multi-source identity verification process which incorporates numerous identity and validation databases. A robust multi-index, parallel searching process is used to ensure all relevant records are gathered for evaluation. Billions of records, across numerous databases are searched in under a second to find any relevant information about the applicant.

•	The CSIdentity SAFE system provides an easy to use administrator console which provides various reports and access to all applicants’ validation, authentication and Criminal Records results.

•	The following details the 5 steps in the SAFE process:

Exhibit A

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

1.	CSIdentity Verification verifies the identity data provided is accurate and exists, confirming the accuracy for further cheeks.

2.	CSIdentity Authentication validates the identity data used belongs to the said applicant, helping to prevent fraud.

3.	CSIdentity Append detects any other names or aliases under which the applicant has been known and compiles them to the applicant data for a more complete search profile.

4.	CSIdentity Criminal Check scours criminal records databases using the above profile data.

5.	CSIdentity Monitoring continuously monitors a hired employee’s criminal record for any new activity and immediately alerts the administrator.

5. WalletLock and Restoration

WalletLock

•	CSIdentity will receive WalletLock cases via “warm” handoffs or tickets from Reseller.

•	CSIdentity will contact each Subscriber within one hour of notification.

•

CSIdentity will work with Subscriber to cancel and/or reissue all documents that were lost by a Subscriber, including, without limitation, credit cards, drivers licenses, debit/ATM cards, social security cards, insurance cards (health, auto, etc.), professional licenses, passports, VISA and immigration documents, diplomas or certificates, checkbooks or military cards, etc.

Restoration

•	CSIdentity will receive WalletLock cases via “warm” handoffs or tickets from Reseller.

•	CSIdentity will contact each Subscriber within [****] of notification.

•

Specially-trained agents will work with each Subscriber who is a victim of identity theft on an individual basis until his or her identity is restored to its original status prior to the identity theft event.

•	This will include providing various forms and tools, phone consultations and, if requested, obtaining limited power of attorney to resolve the issues on the Subscriber’s behalf.

Exhibit A

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit B

CSID Subscription Agreement

PLEASE READ THE FOLLOWING TERMS OF USE CAREFULLY.

YOUR USE OF THIS SERVICE MEANS THAT YOU HAVE ACCEPTED THESE TERMS IN THEIR ENTIRETY. IF YOU DO NOT AGREE WITH THESE TERMS IN THEIR ENTIRETY, PLEASE TERMINATE THE SERVICE AND CONTACT US FOR A COMPLETE REFUND OF THE APPLICABLE FEES. THE INFORMATION PROVIDED ON THIS WEB SITE IS PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. THE INFORMATION IS PROVIDED WITH NO REPRESENTATION AS TO THE ACCURACY, TIMELINESS OR COMPLETENESS OF THE INFORMATION. WE ASSUME NO LIABILITY OR RESPONSIBILITY FOR ANY ERRORS OR OMISSIONS IN THE CONTENT OF THIS WEB SITE AND SPECIFICALLY DISCLAIM ANY DUTY OR OBLIGATION TO UPDATE INFORMATION ON THIS WEB SITE. WE ALSO RESERVE THE RIGHT TO PERIODICALLY UPDATE THE INFORMATION ON THIS WEB SITE INCLUDING, WITHOUT LIMITATION, THESE TERMS OF USE WITHOUT NOTICE. THE USE OF THIS WEB SITE IS AT THE USER’S OWN RISK AND ALL RESPONSIBILITY OR LIABILITY FOR ANY DAMAGES INCLUDING DAMAGES FOR VIRUSES IS EXPRESSLY DISCLAIMED.

Disclosure/Consent

You understand that by clicking the “I Agree” button immediately following this notice, you are providing “written instructions” to CSIdentity Corporation under the Fair Credit Reporting Act authorizing CSIdentity Corporation to obtain information from your personal credit profile from Experian. You authorize CSIdentity Corporation to obtain such information solely to provide Credit Report information to you and provide Alerts to you concerning changes to your credit profile data at Experian. By clicking the “I Agree” button immediately following this notice, you are also authorizing CSIdentity Corporation to obtain various non-credit related reports relating to you, such as criminal reports, sex offender reports, names and aliases reports, address history reports, non-credit loans reports and all other non-credit related reports.

Confirmation Screen

[****]

Exhibit B

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit C

Pricing Schedule

1. [****] Services

The [****] Cyber Agent monitoring, [****] Address Change monitoring and restoration for identity theft events discovered through Address Change alerts and Cyber Agent alerts pricing schedule is as follows:

0-2,000,000 Subscribers	= $	[	****]/Subscriber
2,000,001-2,500,000 Subscribers	= $	[	****]/Subscriber
2,500,001-3,000,000 Subscribers	= $	[	****]/Subscriber
3,000,001+	= $	[	****]/Subscriber

All pricing is based on a cumulative tier, meaning that if Reseller had 2,300,000 Subscribers, the first 2,000,000 would be billed at $[****] and the remaining 300,000 Subscribers would be billed at $[****] per Subscriber.

CSIdentity will bill $[****] per call to notify True Address members that do not have current email accounts.

2. [****] Services

Non-Credit Bundle Pricing

This provides a Pricing Schedule per Subscriber, per month for the Non-Credit Bundle which includes:

•	CyberAgentTM Internet Monitoring

•	Criminal Report and Monitoring

•	Sex Offender Report and Monitoring

•	Names and Aliases Report and Monitoring

•	Address History Report and Monitoring

•	Non-Credit Loans Report and Monitoring

•	Non-Credit Restoration Services

0-100,000 GOLD Members	$	[	****]/Subscriber
100,001-300,000 GOLD Members	$	[	****]/Subscriber
300,001+ GOLD Members	$	[	****]/Subscriber

The above cumulative tiered pricing for the Non-Credit Bundle illustrates the levels at which payment per Subscriber per month of service. For example, with 200,000 Subscribers of the Non-Credit Bundle, the pricing would be 100,000 Subscribers at $[****] per month and the additional 100,000 at $[****] per month. The Pricing Schedule will continue in the above fashion.

Exhibit C

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Other Non-Credit Products Pricing

Product	Price

CSIdentity SAFETM	$[****] per Subscriber for initial loading into the system, plus $[****] per month per Subscriber for monitoring service

CSIdentity SAFETM at 150,000 uses/year	$[****] per Subscriber for initial loading into the system, plus $[****] per month per Subscriber for monitoring service

CSIdentity SAFE White Label Set-up Fee	$[****] one-time, initial set up fee

CSIdentity Level 3 Authentication Service	$[****] per Subscriber per authentication

CSIdentity Non-Credit Authentication Service	$[****] per Subscriber per authentication, going to $[****] at volume

CSIdentity Level 2 Customer Care (Sign Up/Service)	$[****] per minute

Credit Pricing

The below Pricing Schedule is for Credit-related products including and is based on monthly purchase volumes:

•	Credit Report — one time, per Subscriber price

•	Facta Recovery — a one-time fee attached to each Credit Report that is passed on by the Bureaus

Volume	0 to 500	501 to 2,500	2,501 to 5,000	5,001 to 10,000	10,001 to 20,000	20,001 to 40,000	40,001 to 60,000	60,001 to 100,000	100,001 and above
Credit Report	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Facta Recovery	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]

Total Cost	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]

Additional Credit Items Pricing

Pricing for additional items including Direct Cheek, Profile Summary and Credit Scores are listed below and are based on monthly purchase volumes.

Exhibit C

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Volume	0 to 500	501 to 2,500	2,501 to 5,000	5,001 to 10,000	10,001 to 20,000	20,001 to 40,000	40,001 to 60,000	60,001 to 100,000	100,001 and above
Direct Check Profile	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Summary	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Credit Scores	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]	$[****]

The above cumulative tiered Pricing Schedule for Credit products illustrates the price by volume level per product purchased. The Pricing Schedule will continue in the above fashion.

3. WalletLock and Restoration Services

0-1,000 incidents per month	$	[	****]/incident
1,001-1,500 incidents per month	$	[	****]/incident
1,501-2,000 incidents per month	$	[	****]/incident
2,001-2,500 incidents per month	$	[	****]/incident
2,501+	$	[	****]/incident

All pricing is based on a cumulative tier, meaning that if Reseller had 1,300 incidents per month, the first 1,000 incidents would be billed at $[****] per incident and the remaining 300 incidents would be billed at $[****] per incident.

Exhibit C

Exhibit D

Trademarks

A sample co-branded CSI Portal home page and sample report are shown below that features the LifeLock logo, CSIdentity logo and the phrase “Powered by CSIdentity.”

Exhibit D

This provides CSIdentity logo guidelines. CSIdentity logo font is Agency FB Regular.

Exhibit D

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit E

Service Levels for Restoration Services

(WalletLock and IDTheft)

•	CSIdentity will contact all Subscribers for Restoration services within [****] of receiving the case

•	CSIdentity will send [****] updates on all new cases that have been opened for Restoration by [****]

•	CSIdentity will send a [****] summary of all Restoration cases by [****], which will include status including closed, new, pending, etc.

•	Upon receiving Limited Power of Attorney, Police Report and FTC Affidavit from member, CSIdentity will close the cases within the following time frames:

•	[****] within one month

•	[****] within two months

•	[****] within three months

Exhibit E

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ADDENDUM TO AMENDED AND RESTATED RESELLER AGREEMENT

This Addendum to Amended and Restated Reseller Agreement (this “Addendum”) is entered into effective as of February 4, 2009 (the “Effective Date”), by and between CSIdentity Corporation (“CSIdentity”), a Delaware corporation having its principal place of business at 7500 Rialto Blvd., Suite 260, Austin, Texas 78735, and LifeLock, Inc. (“LifeLock”), a Delaware corporation having its principal place of business at 60 E. Rio Salado Parkway, Suite 400, Tempe, Arizona 85821.

RECITALS

A. LifeLock resells certain of CSIdentity’s services (the “Services”) pursuant to the Amended and Restated Reseller Agreement between CSIdentity and LifeLock dated November 12, 2008 (the “Reseller Agreement”).

B. In addition to reselling the Services, LifeLock offers other products and services (collectively, the “LifeLock Services”), and maintains accounts for each of its clients (each, a “Client Account” and collectively, the “Client Accounts”).

C. To carry out the LifeLock Services, and to record, service, and maintain the Client Accounts in the ordinary course of providing the LifeLock Services, LifeLock desires to verify the information in its Client Accounts with information in CSIdentity’s database, and LifeLock and CSIdentity desire to provide for the terms and conditions under which CSIdentity will perform such verification by supplementing the terms of the Reseller Agreement as provided herein, but not otherwise.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Maintenance. LifeLock agrees to purchase from CSIdentity, and CSIdentity agrees to sell to LifeLock, the data verification services set forth in Exhibit A to this Addendum (such services, the “Maintenance”) at the prices and on the terms set forth in Exhibit A to this Addendum.

2. Representation and Warranty. LifeLock represents and warrants to CSIdentity that each person on whose Client Account the Maintenance is to be performed has requested and authorized LifeLock to provide such person with the LifeLock Services.

3. Use of Information. LifeLock agrees that all information provided to LifeLock by CSIdentity in the course of providing the Maintenance will be used by LifeLock solely and for no other purpose than to carry out the LifeLock Services and to record, service and maintain the Client Accounts in the ordinary course of providing the LifeLock Services.

4. Certifications. LifeLock agrees to certify in writing to CSIdentity, on CSIdentity’s reasonable request, that the representation and warranty set forth in Section 2 of this Addendum is true and correct in all material respects as of the date or dates specified in such request; provided, however, that CSIdentity shall not make more than one such request per calendar quarter.

5. Compliance with Laws. CSIdentity hereby certifies to LifeLock that it will use any information provided to CSIdentity by LifeLock in the course of providing the Maintenance in compliance with all applicable laws, including, by way of illustration, but not limitation, the Fair Credit Reporting Act and the Gramm-Leach-Bliley Act.

6. No Other Modifications. Except as supplemented hereby, all the terms and conditions of the Reseller Agreement shall remain in full force and effect, and the execution of this Addendum shall in no event be deemed to constitute a waiver of any right or claim of any of the parties hereto under, or by virtue of, the Reseller Agreement. This Addendum shall be governed by, and interpreted in accordance with, the laws of the State of Texas (without resort to the conflict of law principles of such state).

EXECUTED to be effective as of the Effective Date.

CSIDENTITY CORPORATION, a Delaware corporation

By:	/s/ Joe C. Ross
Name:	Joe C. Ross
Title:	President

LIFELOCK, INC., a Delaware corporation

By:	/s/ Richard J. Rzasa
Name:	Richard J. Rzasa
Title:	CIO

EXHIBIT A

[See following page.]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

[****] Batch File Processing

Summary: Document describes the process in which LifeLock will transmit files to be verified, and Result files returned from CSIdentity.

Also included are the input file and data requirements as well as details regarding the returned “Result” data.

Processing Choices

LifeLock would like CSIdentity to create a batch process called “Verify” in order to fill out current LifeLock members information that may be missing.

Data Field Requirements

•	All Fields to be [****].
•	Fields to be provided include (and their identifier):

[****]

Batch File Processing Options

1.	Batch File Processing

[****]

7500 Rialto Boulevard, Suite 260 • Austin, Texas 78735 • 512-617-6800 • www.CSIdentity.com

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

“Verify” Process Result Data

The Verify process is a multi- verification and alert process. The process incorporates numerous identity and validation elements.

Below is a list of the Result Fields that will be returned in addition to customer’s input Fields

•	Identifying Record Fields:

The Data fields return the raw confirming data found. The input data will be returned, whenever the input data is missing “o” will be returned.

[****]

•	Input Data Fields:

The Data fields return the raw confirming data found. The input data will be returned, whenever the input data is missing “o” will be returned.

[****]

(CSIdentity will need a combination [****] to run a successful query.)

•	Return Data Fields:

The Return Data fields return the data found for this identity. The [****] data will be returned; whenever the data is missing “o” will be returned.

[****]

•	Match Fields:

The Match fields provide a score, for each data element provided on the input, indicating the comparability between the input element and the data found. [****]

[****]

•	Score Field:

The Score returned in the “Score” field of the result data, is a statistical score made up of co- occurrence matches from various data sets researched during the processing of customer data.

[****]

Data Return Field Requirements

•	All Fields to be [****]
•	Example

[****]

7500 Rialto Boulevard, Suite 260 • Austin, Texas 78735 • 512-617-6800 • www.CSIdentity.com

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Pricing

Identity Verification

•	0 to 10,000 queries per month — $[****]
•	10,001 to 25,000 queries per month — $[****]
•	25,001 to 50,000 queries per month — $[****]
•	50,001 to 80,000 queries per month — $[****]
•	Greater than 80,000 queries per month — $[****]

7500 Rialto Boulevard, Suite 260 • Austin, Texas 78735 • 512-617-6800 • www.CSIdentity.com

CSIdentity Corporation

July 8, 2009

VIA EMAIL TRANSMISSION

LifeLock, Inc.

60 E. Rio Salado Parkway

Suite 400

Tempe, AZ 85281

Attention: Betty Chan-Bauza

Re:	Letter Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Reseller Agreement, dated as of November 12, 2008, as amended (the “Reseller Agreement”), by and between CSIdentity Corporation, a Delaware corporation (“CSIdentity”), and LifeLock, Inc., a Delaware corporation (“LifeLock”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Reseller Agreement.

Section 4 of the Reseller Agreement is hereby deleted and replaced in its entirety with the following:

“4. Trademark License.

(a) Grant of License. Subject to the terms and conditions of this Agreement, each party (each a “Licensor”) grants to the other (each a “Licensee”) solely during the Term, and solely in the United States, a limited, non-exclusive, royalty-free, non-transferable license, without the right to grant sublicenses, to use Licensor’s trademarks solely in connection with the Reseller relationship contemplated hereby. Licensee shall not use, or permit the use of, Licensor’s trademarks with any good or service, or in any other manner, except as specifically provided in this Agreement. Licensee agrees that the use of Licensor’s trademarks will be permitted only with the prior written consent of Licensor, which shall be granted or refused on a case-by-case basis, but which may be granted via e-mail. All licenses granted hereby shall automatically terminate upon the termination or expiration of this Agreement. Neither party transfers, nor does the other party obtain, any patent rights, copyright interest or other right, claim or interest, in the Services, information, consumer information database, systems, form manuals or other proprietary information utilized or provided by the other party.

(b) Artwork. As set forth in Exhibit D hereto, and hereafter from time to time as deemed reasonably necessary or desirable by Licensor, Licensor may deliver or otherwise make available to Licensee certain pieces of artwork or other materials which shall describe or contain Licensor’s trademarks, including the colors, shapes and other requirements of Licensor with respect thereto. Such artwork and other materials shall be owned exclusively by Licensor at all times, and Licensee agrees to return such artwork and other materials, including all copies, to Licensor promptly following the expiration or termination of this Agreement.

(c) General. Licensee acknowledges Licensor’s exclusive ownership of, and right, title and interest in and to, Licensor’s trademarks, both at common law and under applicable laws in the United States and all other jurisdictions, and shall not, either directly or indirectly, at any time, do anything to discredit, encumber, dilute or diminish any part of such ownership or right, title or interest or challenge the validity of Licensor’s trademarks or this trademark license. Licensee agrees that its use of Licensor’s trademarks shall inure entirely to the benefit of Licensor. Licensee shall provide Licensor with specimens of any of Licensor’s trademarks used under this Agreement upon request. Licensee shall immediately cease use of Licensor’s trademarks upon written request from Licensor.

(d) Trademark Legends and Usage. Licensee shall use Licensor’s trademarks only in accordance with this Agreement and in the form and manner and with appropriate legends as prescribed from time to time by Licensor, and shall not use any other trademark or service mark in combination with any of Licensor’s trademarks without prior written approval of Licensor. Licensee shall display ® for registered trademarks, ™ for unregistered trademarks and SM for unregistered service marks adjacent to any trademark of Licensor, as appropriate, and shall also include such legends describing ownership of Licensor’s trademarks as Licensor may from time to time require. In addition, Licensor may from time to time provide reasonable usage guidelines with respect to Licensor’s trademarks, and Licensee shall at all times fully comply with such guidelines.

(e) Assignment of Marks. If Licensee shall acquire by act or operation of law or other reason any rights in the trademarks of Licensor in any country, Licensee shall notify Licensor and immediately assign such rights to Licensor, together with any goodwill that may have inured to the benefit of Licensee and any related rights. Licensee shall in no event apply for or obtain any registrations that incorporate any of the trademarks of Licensor or any confusingly similar variation thereof. Licensee shall not permit any other person to use any of the trademarks of Licensor without Licensor’s prior written consent.

(f) Trademarks. For purposes of this Section 4, the term “trademarks” includes registered or unregistered trademarks, service marks or brand names of CSIdentity and/or Reseller.”

The first page of Exhibit D to the Reseller Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

Except as amended hereby, all the terms and conditions of the Reseller Agreement shall remain in full force and effect, and the execution of this Letter Agreement shall in no event be deemed to constitute a waiver of any right or claim of any of the parties hereto under, or by virtue of, the Reseller Agreement. This Letter Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Texas (without resort to the conflict of law principles of such state).

This Letter Agreement is executed by the undersigned as of the date first set forth above.

Sincerely,

CSIDENTITY CORPORATION

By:	/s/ Joe C. Ross

Name:	Joe C. Ross

Title:	President

Date:	7-8-09

Acknowledged and agreed:

LIFELOCK, INC.

By:	/s/ Robert Krakauer

Name:	Robert Krakauer

Title:	CFO

Date:	7/8/09

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

CSIdentity Corporation

7500 Rialto Drive

Suite 260

Austin, Texas 78735

October 21, 2009

VIA EMAIL TRANSMISSION

LifeLock, Inc

60 E. Rio Salado Parkway

Suite 400

Tempe, AZ 85281

Re:	Agreement Regarding Additional Services

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Reseller Agreement, dated as of November 12, 2008, as amended or supplemented (the “Reseller Agreement”), by and between CSldentity Corporation, a Delaware corporation (“CSldentity”), and LifeLock, Inc., a Delaware corporation (“LifeLock”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Reseller Agreement. The purpose of this letter agreement (“Letter Agreement”) is to confirm the agreement between CSldentity and LifeLock regarding the terms and conditions that will govern CSldentity’s provision to LifeLock, and LifeLock’s purchase for resale from CSldentity, of the additional services set forth on Exhibit A hereto (the “Additional Services”) at the prices set forth on Exhibit B hereto (the “Additional Fees”).

CSldentity and LifeLock each agree that the Additional Services and the Additional Fees shall be incorporated into, governed by and subject to the Reseller Agreement for all purposes (including, without limitation, Section 2(d) thereof), to wit, that (i) the term “Services,” each time such term is used in the Reseller Agreement, shall be deemed to include the Additional Services (such Additional Services being incorporated by this reference into Exhibit A to the Reseller Agreement), and (ii) the term “Fees,” each time such term is used in the Reseller Agreement, shall be deemed to include the Additional Fees (such Additional Fees being incorporated by this reference into Exhibit C to the Reseller Agreement).

Except as supplemented hereby, all the terms and conditions of the Reseller Agreement shall remain in full force and effect, and the execution of this Letter Agreement shall in no event be deemed to constitute a waiver of any right or claim of any of the parties hereto under, or by virtue of, the Reseller Agreement. This Letter Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Texas (without resort to the conflict of law principles of such state).

* * * * *

This letter is executed by the undersigned as of the date first set forth above.

Sincerely,

CSIDENTITY CORPORATION

By:	/s/ Joe C. Ross
Name:	Joe C. Ross
Title:	President
10-21-09

Acknowledged and agreed:

LIFELOCK, INC.

By:	/s/ Bret A. Zahn
Name:	Bret A. Zahn
Title:	Vice President, Corporate Operations
10/27/2009

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT A

ADDITIONAL SERVICES

[****] Batch File Processing

Identity Verification:

Summary: Document describes the process in which LifeLock will transmit files to be verified, and Result files returned from CSldentity. Also included are the input file and data requirements as well as details regarding the returned “Result” data.

Processing Choices: LifeLock would like CSIdentity to create a batch process called “Verify” in order to fill out current LifeLock member’s information that may be missing.

Data Field Requirements:

•	All Fields to be [****].

•	Fields to be provided include (and their identifier):

[****]

Batch File Processing Options:

•	Batch File Processing

[****]

***

“Verify” Process Result Data:

The Verify process is a multi- verification and alert process. The process incorporates numerous identity and validation elements. Below is a list of the Result Fields that will be returned in addition to customer’s input Fields

•	Identifying Record Fields: The Data fields return the raw confirming data found. The input data will be returned, whenever the input data is missing “0” will be returned.

[****]

•	Input Data Fields: The Data fields return the raw confirming data found. The input data will be returned, whenever the input data is missing “0” will be returned.

[****]

(CSIdentity will need a combination of [****] to run a successful query.)

•	Return Data Fields: The Return Data fields return the data found for this identity. The [****] data will be returned; whenever the data is missing “0” will be returned.

[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Match Fields:

•	The Match fields provide a score, for each data element provided on the input, indicating the comparability between the input element and the data found.

[****]

Score Field:

The Score returned in the “Score” field of the result data, is a statistical score made up of co-occurrence matches from various data sets researched during the processing of customer data.

[****]

Data Return Field Requirements:

•	All Fields to be [****]

•	Example

[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT B

ADDITIONAL FEES

[****] Batch File Processing

The below pricing is based upon queries made per month.

•	0 to 10,000	$	[	****]
•	10,001 to 25,000	$	[	****]
•	25,001 to 50,000	$	[	****]
•	50,001 to 80,000	$	[	****]
•	>80,000	$	[	****]

All Texas business entities will be charged Texas sales tax of 8.25% on all CSldentity services.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FIRST AMENDMENT TO

AMENDED AND RESTATED RESELLER AGREEMENT

This First Amendment to the Amended and Restated Reseller Agreement (this “Amendment”) is made and entered into effective as of this 30th day of August, 2010 (“Amendment Effective Date”), by and between CSIdentity Corporation, a Delaware corporation (“CSIdentity”), and LifeLock, Inc., a Delaware corporation (“Reseller”).

RECITALS

A. CSIdentity and Reseller entered into that certain Reseller Agreement dated December 7, 2007, as amended and restated by that certain Amended and Restated Reseller Agreement, dated November 12, 2008, as further amended and supplemented by that certain Addendum (the “Addendum”) dated effective as of February 4, 2009 and further amended by that certain Letter Agreement dated July 8, 2009 (collectively, the “Reseller Agreement”), whereby Reseller agreed to provide the Services to Reseller’s Subscribers (unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to them in the Reseller Agreement).

B. The parties hereto desire to amend and supplement the Reseller Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The parties agree that Section 1 (“Appointment as a Reseller”) will be amended and restated in its entirety to provide as follows:

1. Appointment as a Reseller. Subject to Reseller’s compliance with the terms and conditions of this Reseller Agreement (including, without limitation, payment of all applicable fees pursuant to Section 3 below), CSIdentity hereby appoints Reseller as an independent, non-exclusive reseller of its services as set forth and described on Exhibit A attached, as the same may be amended, supplemented or updated by agreement of the parties pursuant to this Reseller Agreement (collectively, the “Services”). Reseller’s customers of such Services shall be referred to herein as “Subscribers”. Reseller will use its reasonable best efforts to (a) maintain an organization of capable and competent service personnel to actively solicit and promote the [****] to all of Reseller’s Direct Subscribers and prospects for Identity Theft Services offerings as required in Section 2(i) (Identity Theft Minimum Payments) and (b) maintain and update, as reasonably necessary, a Website and adequate front end and/or back end processes to service such Subscribers and facilitate the integration and delivery of the Services to the Subscribers. Reseller represents that there are at least [****] Subscribers as of the date of this Reseller Agreement and that Reseller will maintain at least [****] Subscribers throughout the Term (as defined below) of this Reseller Agreement. Reseller shall have the right to offer the Services in bundles or on a stand alone basis, subject to the terms and conditions of Section 2(i) and the pricing described in Exhibit A. Reseller is free to set its own prices to its Subscribers.”

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

2. The parties agree that all references to “Upgraded Subscribers” in Section 2(c) shall be revised to refer to “Subscribers” and that the word “an” in front of “Subscriber” will be changed to be “a”.

3. The parties agree that Section 2(d) (“Exclusivity”) is amended and restated in its entirety to provide as follows:

“(d) Exclusivity. [****]

4. The parties agree that Section 2(e) (“New CSIdentity Products”) shall be amended and restated in its entirety to provide as follows:

“(e) New CSIdentity Services. During the Term, in the event that (i) Reseller develops an idea for a new service and (ii) Reseller discloses such idea to CSIdentity in writing, the parties may, without any obligation to do so, opt to develop such proposed new service under the terms of a separate, mutually agreed upon signed definitive agreement (the “Development Agreement”). Such Development Agreement will specify the description of the service to be developed, the milestones for the development schedule, the specifications for the service, the terms under which the idea is licensed to CSIdentity for development into a new service and the terms for distribution of such new service by CSIdentity, the intellectual property ownership interests and all other relevant terms as may be mutually agreed upon with respect to the proposed service (the “New Services”), except that the terms under which Reseller may offer such New Service to its Subscribers will not be governed by the Development Agreement but rather will be governed under the terms of this Reseller Agreement, as amended. For avoidance of doubt, the parties agree that under no circumstances will CSIdentity have any right to develop new services using Reseller’s input, advice and ingenuity, when formally provided verbally or in writing, without prior written consent from Reseller in the form of a mutually agreed upon Development Agreement. If the parties have preliminary discussions but do not execute a Development Agreement containing mutually agreed upon terms, the parties agree that no intellectual property rights will; in any manner, be licensed, assigned or otherwise transferred to either party with respect to Reseller’s input, advice and ingenuity or any proposed New Service. If the parties do execute a Development Agreement containing such mutually agreed upon terms, such New Service, once developed by CSIdentity, will be deemed to be a Service governed by the terms of this Reseller Agreement and shall be added by the parties to Exhibit A and the pricing for such New Service, as between CSIdentity and Reseller shall be described therein. Any such New Service shall be Non-Exclusive and so designated in Exhibit A and shall not be governed by Section 2(d) (“Exclusivity”) and Reseller may, upon election, choose to promote and offer a different service that has the same functionality as the New Service. Unless otherwise set forth in the Development Agreement, nothing in this Section 2(e) shall adjust or change (i) Reseller’s sole ownership of its input, advice and ingenuity, despite incorporation into the New Services or (ii) CSIdentity’s ownership of the copyrightable elements and any ideas or concepts other than that input, advice and ingenuity of Reseller incorporated therein. Unless otherwise set forth in the Development Agreement, the parties agree that any use of the New Services by CSIdentity will need to be under license from Reseller and such use will be subject to Reseller’s ownership rights in the applicable input, advice and ingenuity. CSIdentity agrees that it will not market or resell such New Services to other resellers that market and/or sell

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Identity Theft Services (or, if the New Service is a non-Identity Theft Service service, those who market and sell such types of services) for a period of twelve (12) months after the final development of such New Services by CSIdentity (as such final development date is designated in the Development Agreement); provided, however, that the foregoing covenant shall not prohibit or otherwise restrict CSIdentity from marketing or selling such New Services to subscribers or end users who receive services directly from CSIdentity.”

5. The parties agree that a new Section 2(g) (“Transactions”) will be added to the Reseller Agreement, as follows:

“(g) Transactions. Before CSIdentity may (i) sell all or substantially all of its assets (an “Asset Sale”), or (ii) effect a change of control through the sale of then outstanding shares of capital stock (which shall not include any strategic equity investment in CSIdentity by a third party whereby a third party is acquiring shares of capital stock in order to effect a change of control) or any form of merger, whether CSIdentity is or is not the surviving entity (a “Merger”), CSIdentity shall give written notice to Reseller of such proposed Asset Sale or Merger, as the case may be (each, a “Transaction”). During the Term, should CSIdentity receive a bona fide written offer to consummate a Transaction that CSIdentity has a bona fide intention to accept, CSIdentity shall promptly deliver to Reseller a written notice of such proposed Transaction upon written acceptance by CSIdentity of the offer. CSIdentity further agrees that in the case of a Transaction with Experian, CSIdentity will not allow the disclosure, access or use of any Reseller Confidential Information and/or property belonging to or deployed by Reseller by any employees or personnel of Experian who were not employees or personnel of CSIdentity prior to the acquisition and who had had access to the Reseller Confidential Information prior to the acquisition. As used in this Section 2(g), the limitation on disclosure of Reseller Confidential Information to Experian shall not include this Reseller Agreement, any amendments or supplements thereto, nor any information that is reasonably related thereto and necessary to handle the business and transactions associated with this Reseller Agreement and the performance thereunder, however, the parties agree that all of such information is Reseller Confidential Information. Reseller shall have the right to allow the disclosure, access or use of any Reseller Confidential Information or property belonging to or deployed by Reseller to employees or personnel of Experian, in its sole discretion. For the avoidance of doubt, the intent of this provision is to ensure that, without the prior written consent of Reseller, no Confidential Information of Reseller shall be disclosed, accessed or used by any employees or personnel of Experian who were not originally employees or personnel of CSIdentity prior to the acquisition and who had not had access to the Reseller Confidential Information prior to the acquisition. The foregoing confidentiality requirements regarding Experian are also subject to the same exclusions and use restrictions set forth in Section 7(b) and (c) of the Reseller Agreement.”

6. The parties agree that a new Exhibit D ([****]) and Exhibit D-1 ([****]) will be added to the Reseller Agreement and that a new Section 2(h) (“Credit Business; [****]; Limited License”) will be added to the Reseller Agreement, as follows:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

“(h) [****] Business; Integration and Adoption of [****]; Limited License.

(1) [****] Implementation and Launch. Reseller agrees to begin the adoption and integration of CSIdentity’s [****]. The [****] may only be used by Reseller pursuant to, and subject to, the limited license described in subsection (6) below. The parties shall work together, in a cooperative fashion, to implement and integrate the [****] on or before [****] and the [****] on or before [****]. The proposed architecture for the [****] is set forth on Exhibit D attached hereto and the architecture for the [****] is as set forth on Exhibit D-1 attached hereto.

(2) [****] Integration Fee. The parties acknowledge and agree that there is an additional integration fee of $[****] for the implementation and development of the [****] and that such fee is due and payable by Reseller to CSIdentity [****]. In the event that Reseller desires to use the [****] to deliver services sourced by Reseller from third parties that Reseller is offering to its Subscribers, or to deliver Reseller delivered services to Reseller’s Subscribers, the parties will negotiate such use in good faith to arrive at mutually agreeable terms and conditions.

(3) Credit Minimum for Services Identified as Credit. The parties agree that certain of Reseller’s new credit-related business will consist of those Services identified as “Credit” on Exhibit A, and will be provided by CSIdentity pursuant to, and as required by, the terms of this Reseller Agreement, and the pricing for such Services identified as “Credit” on Exhibit A shall be as set forth on Exhibit A. Reseller agrees that Reseller cannot cancel or terminate any of such Credit Services until after [****], and then only after providing CSIdentity ninety (90) day prior written notice of its intent to so cancel or terminate such specific Credit Service(s). Notwithstanding the fact that Reseller may cancel or terminate the delivery of such Credit Services as contemplated by the foregoing sentence, such Credit Services shall remain subject to the exclusivity provisions hereof as denoted on Exhibit A. Reseller agrees to pay to CSIdentity a minimum monthly payment for the Services identified as “Credit” on Exhibit A (the “Credit Minimum”) for so long as Reseller continues to offer Services identified as “Credit” on Exhibit A, which Credit Minimum payment amount will commence on the later to occur of (i) the date on which Credit Score Manager, which includes Tri-Bureau Credit Reports, Tri-Bureau Credit Scores, Tri-Bureau Credit Monitoring and Score Tracker and the [****] are fully implemented and operational or (b) August 31, 2010, and shall be payable as follows: for the first month for which Reseller becomes obligated to pay such Credit Minimum, the Credit Minimum shall be $[****]; for the second month, the Credit Minimum shall be $[****]; and for each month thereafter, the Credit Minimum shall be $[****] per month. If the Fees due to CSIdentity for the Services identified as “Credit” in Exhibit A do not equal or exceed the applicable Credit Minimum for a given month, Reseller will pay the difference to CSIdentity at the time the other Fees for the given month are paid. If Reseller determines they will no longer offer Credit Score Manager, or any other Services identified as “Credit” on Exhibit A, Reseller shall no longer be obligated to pay the Credit Minimum.

(4) Conversion of Exclusivity. If the Credit Score Manager, which includes Tri-Bureau Credit Reports, Tri-Bureau Credit Scores, Tri-Bureau Credit Monitoring and Score Tracker, and the [****] are not fully implemented and operational by October 30, 2010, and Reseller has, at all times, fully cooperated with CSIdentity to implement such Services, then such Services shall thereafter no longer be designated as “Exclusive” (and the designation for all such Services in Exhibit A shall be deemed to be “Non-Exclusive” thereafter) and Reseller will be entitled to obtain services that are the same or similar to any or all such Services from third parties.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(5) Cancellation of Use of the [****]. Reseller has the right, by means of ninety (90) days prior written notice, (i) to cancel the license in (6) below to use and operate the [****] and/or (ii) to cancel the license in (6) below to use and operate the [****].

(6) [****] Platform Use License. Subject to the terms and conditions of this Reseller Agreement, CSIdentity hereby grants to Reseller a nonexclusive, non-transferable, non-sublicensable license to use and operate the [****]. CSIdentity acknowledges that, from time to time, CSIdentity will consider additional and expanded uses of the [****] by Reseller with respect to services from third parties or Reseller developed services that Reseller is offering to its Subscribers, as may be requested by Reseller upon such mutually agreeable terms, conditions as the parties may agree. The foregoing limited license is granted solely for the Term (as defined in Section 8.1(a)). For the avoidance of doubt, if Reseller requests an expanded license to use the [****] in conjunction with the delivery of Reseller’s services or third party services to its Subscribers other than the Services, CSIdentity and Reseller each agrees to negotiate in good faith to arrive at mutually agreeable terms and conditions under the terms of a separate written agreement.

(7) [****] Ownership. Reseller hereby acknowledges that Reseller does not acquire under this Reseller Agreement, whether by implication, estoppel or otherwise, the right or license to transfer, assign, sublicense or otherwise distribute the [****] to any third party with the exception of the limited licenses granted herein. Reseller shall not without the express prior written consent of CSIdentity: (i) knowingly or negligently permit other individuals or entities to use or copy the [****]; (ii) modify, translate, alter, adapt, reverse engineer, decompile, disassemble (except to the extent applicable laws specifically prohibit such restriction), reproduce, distribute or display, or create derivative works, compilations or collective works based on the [****], or apply any process, technique or procedure to ascertain or derive the source code to [****], which is a valuable trade secret of CSIdentity; or (iii) use the [****] to operate in or as a time-sharing, outsourcing, or service bureau environment other than for Reseller’s own internal use, or in any way allow third-party access to the [****], expect as expressly contemplated hereby. Reseller acknowledges and agrees that the [****] and any and all modifications, bug fixes, updates and releases thereto, and all worldwide intellectual property rights therein, are and shall remain the exclusive property of CSIdentity. The parties expressly agree that any and all services provided by CSIdentity under this Reseller Agreement that are provided in connection with the [****] and the integration thereof shall not be considered works-made-for-hire for Reseller, as that term is defined in the U.S. Copyright Act (17 U.S.C. § 101, et seq.), and all ownership rights relating to the [****] and any modifications thereto resulting from any services provided by CSIdentity or developed by CSIdentity shall remain vested solely in CSIdentity. Reseller acknowledges and agrees that all intellectual property rights of whatever nature in the [****], including without limitation, the source code therein, and any and all derivative works relating to the [****], developed by CSIdentity are and shall remain the sole and exclusive property of CSIdentity, and nothing in this Reseller Agreement should be construed as transferring any aspects of such rights to Reseller or any third party, with the exception of the limited licenses granted herein.”

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

7. The parties agree that a new Section 2(i) (“Identity Theft Minimum Payments”) shall be added to the Reseller Agreement, as follows:

(i) Identity Theft Minimum Payments.

“(1) Non-Identity Theft Services. The parties acknowledge that Reseller may offer and sell products and/or services to customers that are not Identity Theft Services (as defined below) without violating the exclusivity terms hereof.

(2) Definition of “Identity That Services”. “Identity Theft Services” consist of (i) the Services in Exhibit A that are identified therein as “Identity Theft Services” (as the same may be amended or supplemented from time to time), and (ii) identity theft services provided by third parties to Reseller under contract for delivery to Subscribers by Reseller or developed by Reseller and delivered to Subscribers by Reseller. For purposes of this Reseller Agreement, between January 1, 2013 and the termination or expiration of the Term, “identity theft services” in (ii) above are services that (A) deliver data driven notifications or alerts and/or monitoring for persons, driven by the collection and aggregation of various public and private databases (applied to a person’s indentifying information defined as Name, Social Security Number, Address, Date of Birth, Phone, email address and Drivers License Number), that are used by individuals primarily and substantially to detect, track, and monitor the risk of identity theft (where a third party uses or attempts to use a person’s identifying information without authority), (B) match a person’s identifying information against external databases for purposes of preventing identity theft, fraud or any related crimes, or (C) protect an individual’s “indentifying information” from misappropriation by a third party using credit cards, driver’s licenses, social security numbers or other personal identification numbers to commit or attempt to commit fraud, a crime or any other unlawful use or act; provided, however, [****] For purposes of this Agreement, between the effective date of this Amendment and December 31, 2012, “identity theft services” in (ii) above do include the Ancillary Identity Theft Services.

(3) Definition of “Third Party Channel”. From the date of this Amendment through the termination or expiration of the Term, “Third Party Channel” means (i) an entity that has a business, employment, affinity, affiliate or other relationship with the prospective subscriber (or acts as a channel partner for any such business, employer, affinity group, affiliation or related entity) or contracts directly with Reseller as a channel partner and operates a website to promote Reseller’s services (but is not part of an Aggregator publishing network) and (ii) such entity provides a promotion code to the prospective subscriber, directly or indirectly, which promotion code is submitted by the Subscriber, directly or indirectly, in the course of enrolling for the Identity Theft Services. Such Third Party Channel transactions by Reseller shall not affect the current status of Subscribers as of the date of this Amendment.

(4) Definition of “Direct”. “Direct” or “Directly” shall mean that the prospective subscriber enrolls via the Reseller branded website or Reseller telephone enrollment services (i) without submitting a promotion code, (ii) by submitting a promotion code that the prospective subscriber has received via direct marketing media or print ads where Reseller is placing and paying for such media or print ad or (iii) by submitting a promotional code that was obtained from an Aggregator.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(5) Definition of “Aggregator”. An “Aggregator” is an entity that operates a web based publishing network service where Reseller’s promotion codes are made available through the publishing network to prospective subscribers who do not have a business, employment, affinity, affiliate or other relationship with such entity (nor does such entity act as a channel partner for any business, employer, affinity group, affiliation or other related entity that does have a relationship with such prospective subscriber).

(6) Identity Theft Minimum Payments. Reseller agrees that, from the date of this Amendment through the termination or expiration of the Term, CSIdentity will receive, at a minimum, (i) a fee equal to [****] per month for each Subscriber that is enrolled in one or more “Identity Theft Services” (the “[****] Identity Theft Services Minimum Payment”), where the gross receipts received by Reseller for the Identity Theft Services (whether for a single service or a bundled service) for which the Subscriber is enrolled, in the aggregate, are [****] or under, whether enrollment by the Subscriber for the Identity Theft Services is accomplished on a Direct basis or via Third Party Channels or (ii) a fee equal to [****] per month for each Subscriber that is enrolled in one or more “Identity Theft Services” (the “[****] Identity Theft Services Minimum Payment”), where the gross receipts received by Reseller for the Identity Theft Services (whether for a single service or a bundled service) for which the Subscriber is enrolled, in the aggregate, are over [****] and enrollment by the Subscriber for the Identity Theft Services is accomplished via Third Party Channels. The “[****] Identity Theft Services Minimum Payment” and the “[****] Identity Theft Services Minimum Payment” are collectively and separately referred to as an “Identity Theft Services Minimum Payment”. The calculation for Identity Theft Services Minimum Payment for Subscribers enrolled through Third Party Channels shall not include payments made for any credit related Services. The parties agree that in the case where the gross receipts received by Reseller for the Identity Theft Services (whether for a single service or a bundled service) for which the Subscriber is enrolled, in the aggregate, are over [****] but under [****] and the enrollment by the Subscriber for the Identity Theft Services is accomplished on a Direct basis, [****] Services must be included in the Identity Theft Services bundle, at a minimum, and that no Identity Theft Services Minimum Payment is due. The parties agree that in the case where the gross receipts received by Reseller for the Identity Theft Services (whether for a single service or a bundled service) for which the Subscriber is enrolled, in the aggregate, are over [****] and the enrollment by the Subscriber for the Identity Theft Services is accomplished on a Direct basis, [****] Services must be included in the Identity Theft Services bundle, at a minimum, and that no Identity Theft Services Minimum Payment is due. Reseller shall give CSIdentity prior written notice of any proposed Third Party Channel deals a reasonable period of time before Subscribers are receiving any Services in connection therewith. In any case where no Identity Theft Services are included in the services for which the Subscriber is enrolled, payments shall be made per Exhibit A for selected services, if any There shall be no Identity Theft Minimum Payment required for any subscribers acquired by Reseller pursuant to an acquisition or merger whereby Reseller merges with or acquires another entity.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(7) Payment of the Identity Theft Minimum Payment. For each Subscriber who is enrolled in Identity Theft Services (whether as a single service or in the bundled service), (i) to the extent the aggregate monthly Fees due to CSIdentity by Reseller are less than the applicable Identity Theft Minimum Payment, the difference between the actual Fees due and the applicable Identity Theft Minimum Payment will be due to CSIdentity so as to meet the Identity Theft Services Minimum Payment requirement for such Subscriber and (ii) in any case where the aggregate monthly Fees described in Exhibit A for such Service(s) for such Subscriber are equal to or exceed the Identity Theft Minimum Payment, CSIdentity will be deemed to have received the Identity Theft Services Minimum Payment for such Subscriber for such month. The Identity Theft Services Minimum Payment, if any, will be paid by Reseller to CSIdentity monthly on a per Subscriber basis and will accompany the Fee payments due for the Services in Exhibit A.

8. The parties agree that the existing Exhibit A to the Reseller Agreement is hereby superseded and replaced in its entirety by Exhibit A (“Services”) attached hereto. The parties agree that Exhibit C (“Pricing Schedule”) to the Reseller Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto and that the reference to “Exhibit C” in Section 3(a) is hereby changed to be to “Exhibit A”.

9. The parties agree that a new Section 3(e) (“Promotional Subscriber Fee”) will be added to the Reseller Agreement, as follows:

“(e) Promotional Subscriber Fee. Reseller may from time to time run promotional opportunities for the [****], for a specified period of time (the “Promotional Period”). Reseller agrees to provide CSIdentity, upon request, all relevant information regarding such promotion, including, pricing to the Subscriber, the duration of such Promotional Period and other features of the promotion. If Subscribers subscribe to [****], during a Promotional Period at discounted fees (each, a “Promotional Subscriber”), subject to the last two sentences of this paragraph, Reseller shall pay CSIdentity the Fees as set forth on Exhibit A less any discount offered to such Promotional Subscriber (the “Promotional Subscriber Fee”), including such discounts whereby the [****], at no cost for a period of time (such Per Subscriber Fee to be deemed the “Promotional Per Subscriber Fee”. Notwithstanding the above, (i) if the discount to the Promotional Subscriber shall exceed [****] (on an annualized basis), then CSIdentity shall have the right to “opt out” of participation in such promotional program, (ii) if a free subscription period exceeds [****], then CSIdentity shall have the right to “opt out” of participation in such promotional program, and (iii) if any combination of discounted services with free services shall be aggregated, and to the extent such discount to the Promotional Subscriber exceeds [****] (on an annualized basis), then CSIdentity shall have the right to “opt out” and not participate in the promotional program. For avoidance of doubt, if CSIdentity elects to “opt out” of a particular promotion, Reseller may elect to go forward with such promotion, however the Fees due to CSIdentity for sales of the Services shall be the Fees described in Exhibit A. For purposes of explanation, should Reseller offer [****] Services at a [****], the discount to the Fees otherwise required to be paid by Reseller to CSIdentity for the CSIdentity Services under Exhibit A shall also be set at [****], and/or should Reseller offer [****] and [****] Services for [****], then CSIdentity shall also provide a [****] with respect to the Fees due from Reseller to CSIdentity. In the event Reseller desires to sell the Services under pricing models where Reseller desires to have special pricing from CSIdentity in support of such pricing models, other than provided in this Section 3(e), Reseller will provide notice thereof to CSIdentity (which notice may be in writing, via e-mail or orally), and the parties will cooperate in good faith to determine if CSIdentity’s is able to provide special pricing to Reseller upon terms mutually agreeable to CSIdentity and Reseller.”

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

10. The parties agree that Exhibit D (Trademarks) shall be deleted in full and that Section 4 (“Co-Branding; Trademark License”) shall be restated and replaced in its entirety with the following:

4. Co-Branding; Trademark License.

“(a) Reseller’s website, all reports and related collateral materials will be branded with Reseller’s trademarks and will not include any CSIdentity trademarks. Subject to the terms and conditions of this Reseller Agreement, each party grants to the other a limited, non-exclusive, royalty-free license to use such party’s trademarks solely in connection with the Reseller relationship contemplated hereby, subject to the prior consent of the owner party as described in (b) below and compliance with the trademark guidelines of the owner party and the requirements of (b) below. All licenses granted hereby shall automatically terminate upon the termination or expiration of this Reseller Agreement. Neither party transfers, nor does the other party obtain, any patent rights, copyright interest or other right, claim or interest, in the Services, information, consumer information database, systems, forms manuals or other proprietary information utilized or provided by the other party, other than the limited licenses expressly granted herein.

(b) For purposes of this Section 4, “trademarks” includes registered or unregistered trademarks, service marks or brand names of CSIdentity and/or Reseller. Before either party may use any trademarks of the other party (other than as expressly contemplated by Section 4(a) above), such party must obtain the other party’s prior review and written approval (which may be by e-mail), in its reasonable discretion, as to the form, content and context of any intended use. CSIdentity or Reseller, as the case may be, shall immediately cease use of any of such party’s trademarks upon written request from the other party. In all cases, both parties must (i) use the trademarks at all times in a manner consistent with the trademark laws; (ii) give proper attribution to the other party as the trademark owner, (iii) give proper trademark notice each time the trademark is used (with ® used for registered trademarks, ™ for unregistered trademarks and SM used for unregistered service marks); (iv) not alter or obscure the appearance of the trademarks in any way; and (v) notify the applicable party immediately of any improper, infringing, confusing or unauthorized use of the trademarks by anybody. Neither Reseller nor CSIdentity may use the trademarks to disparage the other party, its products or services, or in any manner which, in the applicable party’s reasonable judgment, may diminish or damage the applicable party’s goodwill in the trademarks.”

11. The parties agree that the following language shall be added to the end of Section 5(b) (“Service Levels”) of the Reseller Agreement:

“In the event CSIdentity does not meet the terms of the Service Level Agreements set forth in Exhibit C attached hereto with respect to Availability (as defined in Exhibit C) and Reseller has provided CSIdentity written notice thereof, the parties agree as follows:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

•

Over 4 Hours—Up To 24 Hours Lack of Availability. If lack of Availability exceeds four (4) hours (with intermittent uptime Availability excluded for purposes of determining such number of consecutive hours) in any twenty four hour period, up to a maximum of twenty-four (24) hours, CSIdentity shall give Reseller a credit, which credit will be computed as follows: If there is no Availability for more than four (4) hours during a particular 24-hour period, then, as Reseller’s sole and exclusive remedy for such time period (but not as to any subsequent or separate lack of Availability or failures to meet the Service Level Agreements), there will be a credit granted to Reseller equal to [****]; or

•

Over 24 Hours—Up to 6 Days Lack of Availability. If lack of Availability exceeds twenty-four (24) consecutive hours (with intermittent uptime Availability excluded for purposes of determining such number of consecutive hours), up to a maximum of six (6) calendar days, then as Reseller’s sole and exclusive remedy for such lack of Availability for such time period (but not as to any subsequent or separate lack of Availability or failures to meet the Service Level Agreements), there will be a credit granted to Reseller equal to [****]; or

•

Over 6 Days—Up To 9 Days Lack of Availability. If lack of Availability exceeds six (6) consecutive calendar days but is less than ten (10) consecutive calendar days (with intermittent uptime Availability excluded for purposes of determining such number of consecutive hours) (such lack of Availability hereinafter referred to as “Extreme Unavailability”), Reseller shall have the right to terminate this Agreement by providing written notice thereof to CSIdentity (the “Termination Notice”), which termination will be effective ninety (90) days after the date of the Termination Notice; or

In the case of Extreme Unavailability, provided that CSIdentity meets the Service Level Agreements for a period equal to ninety (90) days after the date that such lack of Availability has been restored (in any case, prior to the tenth consecutive calendar day), (such ninety (90) day period is referred to herein as the “SLA Cure Period”), CSIdentity shall be obligated to pay monetary damages to Reseller as Reseller’s sole and exclusive remedy for such Extreme Unavailability period, (but not as to any subsequent or separate lack of Availability or failures to meet the Service Level Agreements) in an amount equal to [****] (“Outage Fee”), provided that Reseller pays all undisputed applicable Fees due to CSIdentity during the SLA Cure Period. In the event that CSIdentity meets the Service Level Agreements during the SLA Cure Period, such Outage Fee shall be due and payable by CSI to Reseller within fifteen (15) days of the end of the SLA Cure Period. However, in the event that CSIdentity fails to meet the Service Level Agreements during the SLA Cure Period, CSIdentity shall be obligated to pay monetary damages to Reseller as Reseller’s sole and exclusive remedy for such Extreme Availability period (but not as to any subsequent or separate lack of Availability or failures to meet the Service Level Agreements) in an amount equal to [****] (“Continuing Outage Fee”), provided that Reseller pays all undisputed applicable Fees due to CSIdentity during the SLA Cure Period. In the event CSIdentity fails to meet the Service Level Agreements during the SLA Cure Period, such Continuing Outage Fee shall be due and payable within fifteen (15) days of the end of the SLA Cure Period; or

•	In Excess of 9 Day Lack of Availability. If lack of Availability exceeds nine (9) consecutive calendar days (with intermittent uptime Availability excluded for purposes of determining such

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

number of consecutive hours) (such lack of Availability hereinafter referred to as “Epidemic Unavailability”), Reseller shall have the right to terminate this Reseller Agreement by providing written notice thereof to CSIdentity (the “Termination Notice”), which termination will be effective ninety (90) days after the date of the Termination Notice. In the case of Epidemic Unavailability, Reseller may elect to either (i) require CSIdentity to pay monetary damages to Reseller as Reseller’s sole and exclusive remedy for such Epidemic Unavailability (but not as to any subsequent or separate lack of Availability or failures to meet the Service Level Agreements) in an amount equal to [****] (“Epidemic Outage Fee”), provided that Reseller pays all undisputed applicable Fees due to CSIdentity during the SLA Cure Period or, in the alternative (ii) to pursue all remedies available to Reseller, at law or in equity, and in such case, the prevailing party in such action (whether Reseller or CSIdentity) is entitled to such party’s reasonable attorneys’ fees, costs and expenses if such party is the prevailing party with respect to such claim or counter-claim, as the case may be (including any appeals therefrom).

The foregoing service level remedies shall not be cumulative.

12. The parties agree that Section 6 (“Intellectual Property Rights”) shall be amended and restated in its entirety to provide as follows:

“6. Intellectual Property Rights. CSIdentity owns all worldwide right, title and interest in and to the Services, including all intellectual property and proprietary rights therein and derivative works therefrom (the “CSI Intellectual Property”), subject to any ownership rights in Reseller in the input, advice and ingenuity of Reseller, if any, as detailed in a mutually agreed upon Development Agreement. Similarly, Reseller owns all worldwide right, title and interest in and to its services provided to Subscribers, including all intellectual property and proprietary rights therein and derivative works therefrom (the “Reseller Intellectual Property”). Nothing in this Reseller Agreement or otherwise will be deemed to grant from one party to the other party an ownership interest in the CSI Intellectual Property or the Reseller Intellectual Property (as the case may be), in whole or in part, including, without limitation, any claim by, or ownership right of, Reseller with respect to the components of any New Services developed solely by CSIdentity other than the input, advice and ingenuity of Reseller included therein, or CSIdentity, with respect to the input, advice and ingenuity of Reseller that is incorporated into the New Service (as detailed in a mutually agreed upon Development Agreement). Except as expressly contemplated hereby, each of Reseller and CSIdentity hereby represents and warrants that it will not, either directly or indirectly, itself or through any agent or third party: (a) request, compile, store, maintain or use the CSI Intellectual Property or the Reseller Intellectual Property (as the case may be), (b) copy or otherwise reproduce the CSI Intellectual Property or the Reseller Intellectual Property (as the case may be), or (c) with respect to Reseller, transfer or otherwise attempt to resell the Services. Reseller agrees to verify that each Subscriber who is provided Services is the end user thereof and does not intend to resell or otherwise transfer the Services in whole or in part to any other person or entity. For avoidance of doubt, nothing herein will prohibit Reseller from using a variety of channel partners in its provision of the Services to Subscribers.”

13. The parties agree that the following sentence shall be added to the end of Section 7(c) of the Reseller Agreement: “Upon written consent from the Disclosing Party or

Receiving Party, not to be unreasonably withheld, either party may disclose certain Confidential Information to be agreed upon relating to revenue and Subscriber counts, of the other party in furtherance of a proposed sale, acquisition, merger, sale of all or substantially all of such party’s assets, or a financing of such party so long as such disclosure is made under a duty of confidentiality.”

14. The parties acknowledge that Section 8(a) (“Term”) of the Reseller Agreement shall be amended and restated in its entirety to provide as follows:

“(a) Term. This Reseller Agreement will begin on the Effective Date and shall expire on February 15, 2015 (the “Expiration Date”), unless terminated earlier by either party in accordance with this Reseller Agreement (the “Initial Term”). At the end of the Initial Term, this Reseller Agreement may be renewed by Reseller, in its discretion, for consecutive twelve (12) month periods (such 12-month renewal periods, together with the Initial Term, the “Term”), by Reseller providing CSIdentity written notice thereof at least ninety (90) days prior to end of the Initial Term or the then-current Renewal Term, as the case may be.”

The parties agree that a new Section 11(p) (“Additional Reseller Covenant”) will be added to the Reseller Agreement, as follows:

“(p) Additional Reseller Covenant. All member data relating to a Subscriber’s account and any alerts, notifications, and resulting dispositions, including personally identifiable information and personal confidential information of Reseller’s Subscribers (the “Subscriber Information”), is and shall remain the property of Reseller. CSIdentity will have no rights to such information, except as expressly contemplated hereby, and Reseller may use such Subscriber Information for its sole and exclusive use.”

15. Except as herein modified and amended, all the terms and conditions of the Reseller Agreement shall remain in full force and effect, and the execution of this Amendment shall in no event be deemed to constitute a waiver of any right or claim of any of the parties hereto under, or by virtue of, the Reseller Agreement, except as otherwise specifically set forth herein. This Amendment and the Reseller Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

16. This Amendment shall be governed by the laws of the State of Texas, without resort to the conflict of law principles thereof.

17. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement. A facsimile shall be deemed an original for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

CSIDENTITY:

CSIdentity Corporation, a Delaware corporation

By:	/s/ Joe C. Ross

Name:	Joe C. Ross

Its:	President

RESELLER:

LifeLock, Inc., a Delaware corporation

By:	/s/ Marvin O. Davis

Name:	Marvin O. Davis

Its:	Chief Marketing Officer

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT A

Services

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?
Cyber Agent™ Internet Monitoring Service (E-Recon)

•  CSIdentity monitors chat rooms and Web sites using CyberAgent technology to detect Subscriber identity and personal information. This includes, but is not limited to, the actual selling of identity information from identity theft brokers to the criminals that commence financial transactions with the stolen information on a [****] basis.

[****]

Pay Full [****] Pricing for offering as bundled service (See* below)

Ala Carte Pricing:

Based on a cumulative tier (meaning that if Reseller had 600,000 Subscribers using Cyber Agent Monitoring Service, Reseller would be billed by CSI for the first 500,000 at $[****] per month per Subscriber and would be billed at $[****] per month per Subscriber for the remaining Subscribers.

					[****]	Non-Credit	Yes
	• CSIdentity conducts [****] searches of the Internet and CSIdentity’s current collection of over [****] identities for matches of a Subscriber’s information.		1-500,000 per Subscriber 500,001-1m per Subscriber 1m-2.5m per Subscriber 2.5m and above per Subscriber	$[****] per month $[****] per month $[****] per month $[****] per month

• If a match is found, CSIdentity will alert the Subscriber via email and phone, then work with them to take the appropriate measures.

• [****] Monitoring

Address Change Monitoring Service

•  Includes [****] monitoring of national data bases for change of address information.

•  Service includes processing current Subscriber’s address through the files to alert Reseller and Subscriber of any change of address.

[****]

Pay Full [****] Pricing for offering as bundled service (See* below)

Ala Carte Pricing:

Based on a cumulative tier (meaning that if Reseller had 600,000 Subscribers using Change of Address Monitoring Service, Reseller would be billed by CSI for the first 500,000 at $[****] per month per Subscriber and would be billed at $[****] per month per Subscriber for the remaining Subscribers.

					[****]	Non-Credit	Yes

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?
	• Subscriber is notified via email of any change of addresses found.		1-500,000 per Subscriber 500,001-1m per Subscriber 1m-2.5m per Subscriber 2.5m and above per Subscriber	$[****] per month $[****] per month $[****] per month $[****] per month

Criminal Report and Monitoring Service

•  CSIdentity searches all criminal records available to them on a [****] basis to identify instances where a subscriber’s identity is potentially being used by an unauthorized individual.

•  A report will be sent to the subscriber at the time of enrollment advising them of the initial findings resulting from this search.

[****]

Pay Full [****] Pricing for offering as bundled service (See** below)

Ala Carte Pricing:

Based on a cumulative tier (meaning that if Reseller had 600,000 Subscribers using Court Reports Monitoring Service, Reseller would be billed by CSI for the first 500,000 at $[****] per month per Subscriber and would be billed at $[****] per month per Subscriber for the remaining Subscribers.

					[****]	Non-Credit	Yes
	• After the initial report, the subscriber will be notified if an incident appears on a criminal report where their identity is being used. • [****] Monitoring		1-500,000 per Subscriber 500,001-1m per Subscriber 1m-2.5m per Subscriber 2.5m and above per Subscriber	$[****] per month $[****] per month $[****] per month $[****] per month

Sex Offender Report and Monitoring Service

•  CSIdentity searches all sex offender registries throughout the United States and will compile one initial report for a subscriber of the names and addresses of sex offenders registered in their zip code.

•  The subscriber will be able to review this report to determine if their address or other information has been used by an unauthorized individual.

[****]

Available on a [****] effective within ten (10) days after Reseller’s launch of the [****]

Ala Carte Pricing:

Based on a cumulative tier (meaning that if Reseller had 600,000 Subscribers using Sex Offender Report and Monitoring Service, Reseller would be billed by CSI for the first 500,000 at $[****] per month per Subscriber and would be billed at $[****] per month per Subscriber for the remaining Subscribers.

					[****]	Non-Credit	Yes
	• After the initial report, the subscriber will be alerted if their information appears on these registries at any subsequent time. • [****] Monitoring		1-500,000 per Subscriber 500,001-1m per Subscriber 1m-2.5m per Subscriber 2.5m and above per Subscriber	$[****] per month $[****] per month $[****] per month $[****] per month

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?
Names and Aliases Report and Monitoring Service

•  CSIdentity will provide the subscriber with one initial Names and Aliases Report showing all names and aliases associated with their Social Security number.

•  This report will allow the subscriber to see if an identity thief has already used their Social Security number under another name or identity.

[****]

Pay Full [****] Pricing for offering as bundled service (See** below)

Ala Carte Pricing:

Based on a cumulative tier (meaning that if Reseller had 600,000 Subscribers using Names and Alias Monitoring Service, Reseller would be billed by CSI for the first 500,000 at $[****] per month per Subscriber and would be billed at $[****] per month per Subscriber for the remaining Subscribers).

					[****]	Non-Credit	Yes
	• The subscriber will receive an alert should their information on this report be changed or updated. • [****] Monitoring		1-500,000 per Subscriber 500,001-1m per Subscriber 1m-2.5m per Subscriber 2.5m and above per Subscriber	$[****] per month $[****] per month $[****] per month $[****] per month

Address History Report and Monitoring Service

•  Subscribers will be provided with one Address History Report illustrating all addresses associated with their name and Social Security number.

•  This will allow the subscriber to see, for example, if an identity thief has processed a change of address already in order to divert mail or open a new account.

[****]

Pay Full [****] Pricing for offering as bundled service (See** below)

Ala Carte Pricing:

Based on a cumulative tier (meaning that if Reseller had 600,000 Subscribers using Address History Report Service, Reseller would be billed by CSI for the first 500,000 at $[****] per month per Subscriber and would be billed at $[****] per month per Subscriber for the remaining Subscribers.

					[****]	Non-Credit	Yes
	• This will include Credit Header info as well as other data base info. • The subscriber will receive an alert should their information on this report be changed or updated. • [****] Monitoring		1-500,000 per Subscriber 500,001-1m per Subscriber 1m-2.5m per Subscriber 2.5m and above per Subscriber	$[****] per month $[****] per month $[****] per month $[****] per month

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?
Non-Credit Loan Report and Monitoring Service

•  A subscriber will be provided with a Non-Credit Loan Report that shows any payday loans or quick cash loans that do not require a credit inquiry.

•  The subscriber will receive an alert should their information on this report be changed or updated.

•  [****] monitoring

[****]

Pay Full [****] Pricing for offering as bundled service (See** below)

Ala Carte Pricing:

Based on a cumulative tier (meaning that if Reseller had 600,000 Subscribers using Pay Day Loan Monitoring Service, Reseller would be billed by CST for the first 500,000 at $[****] per month per Subscriber and would be billed at $[****] per month per Subscriber for the remaining Subscribers.

					[****]	Non-Credit	Yes
			1-500,000 per Subscriber 500,001-1m per Subscriber 1m-2.5m per Subscriber 2.5m and above per Subscriber	$[****] per month $[****] per month $[****] per month $[****] per month

Non-Credit Restoration Service

•  In the event of a subscriber’s personal information has been used by another individual, CSIdentity will provide Non-Credit Related Identity Theft Restoration services designed to help the subscriber restore their identity.

•  Specially-trained agents will work with each subscriber who is a victim of identity theft on an individual basis until their identity is restored to its original status prior to the identity theft event.

		[****]	N/A Pay Full [****] Pricing for offering as standalone or bundled service (See** below)		[****]	Non-Credit	Yes

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?

•  This will include providing various forms and tools, phone consultations and if requested, obtaining limited power of attorney to resolve the issues on the member’s behalf.

•  This service will be offered for only CSIdentity Non-Credit Reports and Monitoring Services related Identity Theft events that are brought to light through CSIdentity’s Non-Credit Loan Reports and Monitoring Service.

Credit Report Service

•  A Subscriber would receive their credit bureau Credit Report (Single Bureau and/or Tri-Bureau).

•  Such report(s) would allow the Subscriber to review in detail the items listed on their Credit Report to determine their accuracy.

		[****]	Single Bureau Report (per report) 1-50,000 monthly 50,001 + monthly	$[****] $[****]	[****]	Credit	No
			Tri-Bureau Report (per report) 1-50,000 monthly 50,001 + monthly	$[****] $[****]

Credit Report and Score Service

•  A Subscriber would receive their credit bureau Credit Report and Score (Single Bureau and/or Tri-Bureau)

•  Credit Scores are not available without a Credit Score

•  This product serves as not only a means to review the accuracy of items listed on their Credit Report but also it helps to view and manage the Subscriber’s financial rating related to their credit. Over time, the Subscriber may choose to order another Credit Report and score to determine and view how it may have changed over a select time period.

		[****]	Single Bureau Report (per report) 1-50,000 monthly 50,001 + monthly	$[****] $[****]	[****]	Credit	No
			Tri-Bureau Report (per report) 1-50,000 monthly 50,001 + monthly	$[****] $[****]
			Single Bureau Score (initial score must be with report) 1-50,000 monthly 50,001 + monthly	$[****] $[****]
			Tri-Bureau Score (initial score must be with report) 1-50,000 monthly 50,001 + monthly	$[****] $[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?
WalletLock

•  CSIdentity will receive WalletLock cases via “warm” handoffs or tickets from Reseller

•  CSIdentity will contact each Subscriber within one hour of notification

•  CSIdentity will work with Subscriber to cancel and/or reissue all documents that were lost by a Subscriber, including, without limitation, credit cards, drivers licenses, debit/ATM cards, social security cards, insurance cards (health, auto, etc.), professional licenses, passports, VISA and immigration documents, diplomas or certificates, checkbooks or military cards, etc.

		[****]	0-1,000 incidents per month 1,001-1,500 incidents per month 1,501-2,000 incidents per month 2,001-2,500 incidents per month 2,501+	$[****]/incident $[****]/incident $[****]/incident $[****]/incident $[****]/incident	[****]	Non-Credit	Yes
All pricing is based on a cumulative tier, meaning that if Reseller had 1,300 incidents per month, the first 1,000 incidents would be billed at $[****] per incident and the remaining 300 incidents would be billed at $[****] per incident.

Restoration

•  CSIdentity will receive Appropriate Restoration cases via “warm” handoffs or tickets from Reseller (Appropriate Restoration cases will mean those cases that are not handled by Reseller).

•  CSIdentity will contact each Subscriber within 1 business day of notification

		[****]	0-1,000 incidents per month 1,001-1,500 incidents per month 1,501-2,000 incidents per month 2,001-2,500 incidents per month 2,501+	$[****]/incident $[****]/incident $[****]/incident $[****]/incident $[****]/incident	[****]	Neither	Yes

•  Specially-trained agents will work with each Subscriber who is a victim of identity theft on an individual basis until his or her identity is restored to its original status prior to the identity theft event

•  This will include providing various forms and tools, phone consultations and, if requested, obtaining limited power of attorney to resolve the issues on the Subscriber’s behalf.

All pricing is based on a cumulative tier, meaning that if Reseller had 1,300 incidents per month, the first 1,000 incidents would be billed at $[****] per incident and the remaining 300 incidents would be billed at $[****] per incident.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?
Sex Offender Radius Search Service	Subscriber can input address and conduct a radius search of all listed sex offenders within that radius. Sex offenders will be denoted with an icon that when scrolled over, a pop up window will be displayed with offense data	[****]

Available on a [****] basis [****], beginning [****].

Ala Carte Pricing: Offered only in combination with Sex Offender Monitoring Service

Based on a cumulative tier (meaning that if Reseller had 600,000 Subscribers using Sex Offender Radius Search Service, Reseller would be billed by CSI for the first 500,000 at $[****] per month per Subscriber and would be billed at $[****] per month per Subscriber for the remaining Subscribers.

					[****]	Non-Credit	Yes

			1-500,000	$[****] per month per Subscriber

			500,001-1m	$[****] per month per Subscriber

			1m-2.5m	$[****] per month per Subscriber

			2.5m and above	$[****] per month per Subscriber

CSIdentity Credit Authentication Service	Out of wallet questions will be generated to authenticate a subscriber using information pulled from a credit file	[****]	$[****] per Subscriber per authentication		[****]	Credit	No

CSI Non-Credit Authentication Service	Out of wallet questions will be generated to authenticate a subscriber using information pulled from credit header files and other public information sources	[****]	$[****] per Subscriber per authentication, going to $[****] at volume		[****]	Non-Credit	No

CSIdentity Level 2 Customer Care (Sign Up/Service)	Customer Care support that includes any questions relating to enrollment or issues with enrollment, but does not include any restoration or dispute services	[****]	$[****] per minute		[****]	Neither	No

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?
Tri-Bureau Monitoring Service	Provide [****] monitoring of a subscriber’s credit file with TransUnion, Equifax and Experian, to include notifications of New Accounts, Inquiries, Collection Accounts and Delinquencies	[****]	(per Subscriber/month) 1-50,000 monthly 50,001 + monthly	$[****] $[****]	[****]	Credit	No

Score Tracker Service	For subscribers who have received an initial credit report and score, CSIdentity will provide a new [****] score without pulling an additional credit report.	[****]	(must be utilized if Subscriber pulls a credit report) 1-50,000 monthly 50,001 + monthly	$[****] $[****]	[****]	Credit	No

Single Bureau Monitoring Service	Provide [****] monitoring of a subscriber’s credit file with TransUnion, to include notifications of New Accounts, Inquiries, Collection Accounts and Delinquencies	[****]	(per Subscriber/month), which tiers will waterfall as follows: 1-50,000 50,001-1,000,000 1,000,001-1,500,000 1,500,001-2,000,000 2,000,001+	$[****] $[****] $[****] $[****] $[****]	[****]	Credit	No

All pricing is based on a cumulative tier, which means that if Reseller has 150,000 Subscribers, the first 50,000 would be billed at $[****] and the remaining Subscribers would be billed at $[****] per Subscriber.

Manual Credit Authentication	Subscribers who fail on-line authentication will be able to dial an 800 number that will ring directly into Reseller. Reseller will then have the ability to warm transfer this subscriber to a CSIdentity Customer Care rep. The CSI rep will then pull a subscriber’s credit report and review information from the credit report with the subscriber to ascertain that the subscriber is actually who they say they claim to be. Once the CSI rep has manually authenticated the subscriber, the CSI rep will have the ability to automatically enroll the subscriber in the product. Note that this process does not require that a credit report is pulled. If a subscriber is enrolled in a product that receives a credit report, then the manual authentication uses the same report and Reseller is not billed twice for the credit report. However, if the subscriber is in a product that is monitoring only and does not include a report, Reseller will be billed for the credit report that is pulled for manual authentication	[****]	$[****] per Subscriber per authentication, which does not include the price of the credit report.		[****]	Credit	No

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?
Voice Biometrics	See descriptions under Ala Carte Pricing	[****]	Voice Verified Enrollment with CSI IVR & Speech Recognition:		[****]	Non-Credit	No

			1-25,000 25,001-150,000 150,001-500,000 500,001-1M 1M+	$[****] per use per Subscriber $[****] per use per Subscriber $[****] per use per Subscriber $[****] per use per Subscriber $[****] per use per Subscriber

Voice Verified Authentication with CSI IVR & Speech Recognition:

1			1-25,000 25,001-150,000 150,001-500,000 500,001-1M 1M+	$[****] per use per Subscriber $[****] per use per Subscriber $[****] per use per Subscriber $[****] per use per Subscriber $[****] per use per Subscriber

Voice Verified Enrollment with CSI IVR:

			1-25,000 25,001-150,000 150,001-500, 000 500,001-1M 1M+	$[****] per use per Subscriber $[****] per use per Subscriber $[****] per use per Subscriber $[****] per use per Subscriber $[****] per use per Subscriber

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?

Voice Verified Enrollment with CSI IVR:

			1-25,000	$[****] per use per Subscriber

			25,001-150,000	$[****] per use per Subscriber

			150,001-500, 000	$[****] per use per Subscriber

			500,001-1M	$[****] per use per Subscriber

			1M+	$[****] per use per Subscriber

Voice Verified Authentication with CSI IVR:

			1-25,000	$[****] per use per Subscriber

			25,001-150,000	$[****] per use per Subscriber

			150,001-500,000	$[****] per use per Subscriber

			500,001-1M	$[****] per use per Subscriber

			1M+	$[****] per use per Subscriber

Voice Verified Enrollment (with LL IVR and Platform):

			1-25,000	$[****] per use per Subscriber

			25,001-150,000	$[****] per use per Subscriber

			150,001-500,000	$[****] per use per Subscriber

			500,001-1M	$[****] per use per Subscriber

			1M+	$[****] per use per Subscriber

Voice Verified Authentication (with LL IVR and Platform):

			1-25,000	$[****] per use per Subscriber

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Name	Service Description	Included in a Pricing Bundle?	Ala Carte Pricing		Exclusivity	Credit or Non- Credit Services	Identity Theft Service?

			25,001-150,000	$[****] per use per Subscriber

			150,001-500,000	$[****] per use per Subscriber

			500,001-1M	$[****] per use per Subscriber

			1M+	$[****] per use per Subscriber

Standard Integration (CSI IVR Platform): $[****]

Customization of CSI IVR per hour: [****]

Customized voice recordings per hour: $[****]

Custom integration for LL IVR Platform: [****]

All pricing is based on cumulative tiers (as described above)

Child Protector	Credit header monitoring and monitoring of child’s social security number using CyberAgent technology and generating alerts	[****]	1-50,000	$[****] per month per Subscriber	[****]	Non-Credit	No
			50,001-100,000	$[****] per month per Subscriber
			100,001-200,000	$[****] per month per Subscriber
			200,001-500,000	$[****] per month per Subscriber
			500,000+	$[****] per month per Subscriber
All pricing is based on cumulative tiers (as described above)

*[****] Services consist solely of those identified as such in the chart above.

Each such Service may be offered by Reseller on a standalone basis using the stand alone pricing above.

(a)	Current Pricing for [****] Services

0-2,000,000 Subscribers	=	$[****]/Subscriber
2,000,001-2,500,000 Subscribers	=	$[****]/Subscriber
2,500,001-3,000,000 Subscribers	=	$[****]/Subscriber
3,000,001+	=	$[****]/Subscriber

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

All pricing is based on a cumulative tier, meaning that if Reseller had 2,300,000 Subscribers, the first 2,000,000 would be billed at $[****] per month per Subscriber and the remaining 300,000 would be billed at $[****] per month per Subscriber.

CSIdentity will bill $[****] per call to notify True Address Subscribers that do not have current email accounts.

(b)	Pricing for [****] Services beginning [****], with [****] price reduction

0-2,000,000 Subscribers	=	$	[	****]/Subscriber
2,000,001-2,500,000 Subscribers	=	$	[	****]/Subscriber
2,500,001-3,000,000 Subscribers	=	$	[	****]/Subscriber
3,000,001+	=	$	[	****]/Subscriber

(c)	Pricing for [****] Services beginning [****], with [****] price reduction

0-2,000,000 Subscribers	=	$	[	****]/Subscriber
2,000,001-2,500,000 Subscribers	=	$	[	****]/Subscriber
2,500,001-3,000,000 Subscribers	=	$	[	****]/Subscriber
3,000,001+	=	$	[	****]/Subscriber

(d)	Pricing for [****] Services beginning [****], with [****] price reduction

0-2,000,000 Subscribers	=	$	[	****]/Subscriber
2,000,001-2,500,000 Subscribers	=	$	[	****]/Subscriber
2,500,001-3,000,000 Subscribers	=	$	[	****]/Subscriber
3,000,001+	=	$	[	****]/Subscriber

**

[****] Services consist solely of those identified as such in the chart above. Each such Service may be offered by Reseller on a standalone basis using the stand alone pricing reflected above. In all cases notifications and alerts will be delivered in the most effective and efficient manner, as mutually agreed by both Reseller and CSIdentity (email, text messages and other electronic messages are all potential choices). However, any direct cost increase attributable to 3rd party fees for text or other messages will be added to the cost of the applicable service. A fee of $[****] per outbound call will be charged for eRecon alerts (if Reseller desires to have phone notification of alerts).

(a)	Current [****] Pricing

0-100,000 Subscribers	$	[	****]/Subscriber
100,001-300,000 Subscribers	$	[	****]/Subscriber
300,001+ Subscribers	$	[	****]/Subscriber

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

All pricing is based on a cumulative tier, meaning that if Reseller had 200,000 Subscribers of the [****] Bundle, the first 100,000 would be billed at $[****] per month per Subscriber and the remaining 100,000 would be billed at $[****] per month per Subscriber. All [****] Services bundled pricing is valid in combination with, and incremental to, the [****] Services pricing set forth above.

(b)	Pricing for [****] Services beginning [****], with [****] price reduction

0-100,000 Subscribers	$	[	****]/Subscriber
100,001-300,000 Subscribers	$	[	****]/Subscriber
300,001+ Subscribers	$	[	****]/Subscriber

(c)	Pricing for [****] Services beginning [****], with [****] price reduction

0-100,000 Subscribers	$	[	****]/Subscriber
100,001-300,000 Subscribers	$	[	****]/Subscriber
300,001+ Subscribers	$	[	****]/Subscriber

(d)	Pricing for [****] Services beginning [****], with [****] price reduction

0-100,000 Subscribers	$	[	****]/Subscriber
100,001-300,000 Subscribers	$	[	****]/Subscriber
300,001+ Subscribers	$	[	****]/Subscriber

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT D

[****]

[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT D-1

[****]

[****]

EXHIBIT C

Service Level Agreement

Terms and Definitions:

Actual Uptime means the aggregate number of hours in any calendar month during which the Delivery Method is available for use by Reseller.

Availability means (i) reasonable response times delivered by each Service, (ii) accurate results delivered by each Service and (iii) availability of the Delivery Method calculated by reference to the following formula:

Availability =	(a -ß) x 100
a

Where: a = Actual Uptime and ß = where the Delivery Method is not available during Scheduled Hours other than for Scheduled Maintenance. The values for a and ß are measured per calendar month.

Delivery Method means the CSIdentity Subscriber Management System, all Services and the specific functionality described in Exhibit A for such Services.

Maintenance Windows means the hours during the day in which the Company shall perform Scheduled Maintenance that occurs during the lowest volume times, normally between 12:00 a.m. and 6:00 a.m. of Reseller’s time zone.

Scheduled Hours means the hours during the days of the week where the Delivery Method will be available, which is 24 hours per day, 7 days per week, 365 days a year.

Scheduled Maintenance means maintenance of the Delivery Method so long as (i) such maintenance is performed by the Company during a Maintenance Window; or (ii) the Company has provided notice using e-mail to Reseller not less than twelve (12) hours before the commencement of such maintenance, which notice specifies the nature of such maintenance and the anticipated impact of such maintenance upon availability and performance of the Delivery Method.

CSIdentity (or the “Company”) will use reasonable commercial efforts to (i) perform Scheduled Maintenance during the lowest volume times for Reseller’s use of the Delivery Method (unless Reseller requests that a specific maintenance occur during an alternate time) and (ii) provide advance notification of Scheduled Maintenance to Reseller with as much notice as is reasonably possible having regard to the nature to the maintenance.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SLA Service Matrix

SLA Service

Standard Service Availability (7x24x365)	Yes

Service Availability Target 99.999%	Yes

Hardware Replacement	Yes

Network Configuration	Yes

Network Monitoring	Yes

Network Maintenance	Yes

Network Redundancy	Yes

Firewall Configuration	Yes

Firewall Monitoring	Yes

Firewall Maintenance	Yes

Encrypted Data Storage	Yes

Power Backup	Yes

Physical Security	Yes

Fire Detection/Suppression	Yes

System Backup	Yes

Server Patches/Updates	Yes

Maintenance Window	Yes

Client Notification	Yes

Operations Center Support (7x24x365)	Yes

Ops Support Escalation Response	24hrs

Manual Level III (Authentication)	24/7

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

CSIdentity Network Operations Center

The CSIdentity Network Operations Center (NOC) is available for Critical Issue escalations via phone 24 hours a day, 7 days a week, 365 days a year.

Once contacted, the NOC will create an Operations Support Ticket and investigate the issue. If the Operations Analyst is unable to resolve the issue, the Analyst will escalate the issue according to CSIdentity policies and procedures.

CSIdentity Network Operations Center contact information:

[****]

Escalation Issues

For Critical Issues, it is recommended that Reseller contact the CSIdentity Operations Center via phone at [****]. The CSIdentity Operations Center will create a new Operations Support Ticket and will respond within 4 hours to Reseller and will update Reseller every four hours until the Critical Issue is resolved. Critical issues include the following:

•	The Company server not responding

•	Inability to reach the specific Company Product

•	Ongoing error responses from the Company Product

•	The Company Product is responding intermittently

The CSIdentity Operations Analyst will create a new Operations Support Ticket, if not done so already.

For Major issues, it is recommended Reseller create a new Operations Support Ticket at [****]. Once the ticket is created a CSIdentity Operations Analyst will evaluate and respond to the ticket within four hours and will update Reseller every four hours until the Major Issue is resolved. Major Issues include the following;

•	The Company Service is producing slow or higher than expected response times

•	The Company Service is producing unanticipated results

For Minor issues or general questions, it is recommended that Reseller create a new Operations Support Ticket at http://noc.csidentity.com. Once the ticket is created a CSIdentity Operations Analyst will evaluate and respond to the ticket within four hours and will update Reseller periodically upon a mutually agreed upon interval. Minor Issues include the following:

•	Individual Service is producing unexpected results for an individual subscriber

•	Reseller requires technical support during integration period. Reseller requires ongoing supporting via test server after integration period

For feature requests, modifications or upgrades, it is recommended that Reseller contact your designated CSIdentity Account Manager or create a new Operations Support Ticket at [****].

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Operations Support Ticket

CSIdentity’s Operations Support Ticket system is available for enterprise level clients. The use of this particular system is not intended for individual subscriber information. To maximize the effectiveness and rapid resolution of enterprise level clients, tickets may only be opened if they relate to CSIdentity operational support.

[****]

SECOND AMENDMENT TO AMENDED AND RESTATED RESELLER AGREEMENT

This Second Amendment to the Amended and Restated Reseller Agreement (this “Second Amendment”) is made and entered into effective as of this 9th day of September, 2010 (“Second Amendment Effective Date”) by and between CSIdentity Corporation, a Delaware corporation (“CSIdentity”) and LifeLock, Inc., a Delaware corporation (“Reseller”).

RECITALS

A. WHEREAS, CSIdentity and Reseller entered into that certain Reseller Agreement dated December 7, 2007, as amended and restated by that certain Amended and Restated Reseller Agreement, dated November 12, 2008, as further amended by that certain Addendum dated February 4, 2009, further amended by that certain Letter Agreement dated July 8, 2009, and further amended by that certain First Amendment to Amended and Restated Reseller Agreement dated August 30, 2010 (collectively, the “Reseller Agreement”), whereby Reseller agreed to provide the Services to Reseller’s Subscribers. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to them in the Reseller Agreement.

B. WHEREAS, the parties hereto desire to amend the Reseller Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. The third sentence of Section 2(e) (New CSIdentity Products) shall be amended to read:

“For avoidance of doubt, the parties agree that under no circumstances will CSIdentity have any right to develop new services using Reseller’s input, advice and ingenuity, when formally provided in writing, without prior written consent from Reseller in the form of a mutually agreed upon Development Agreement.”

2. The fourth sentence of Section 2(e) (New CSIdentity Products) shall be amended to read:

“If the parties have preliminary discussions but do not execute a Development Agreement containing mutually agreed upon terms, the parties agree that no intellectual property rights will, in any manner, be licensed, assigned or otherwise transferred to either party.”

3. The first sentence of Section 2(g) (Transactions) shall be amended to read:

“Before CSIdentity may (i) sell all or substantially all of its assets (an “Asset Sale”), or (ii) effect a change of control through the sale of then outstanding shares of capital stock (which shall not include any private equity or venture capital equity investment in CSIdentity by a third party whereby a third party is purchasing shares of capital stock in order to effect a change of control) or any form of merger, whether CSIdentity is or is not the surviving entity (a “Merger”), CSIdentity shall give written notice to Reseller of such proposed Asset Sale or Merger, as the case may be (each, a “Transaction”).”

4. The last sentence of Section 7(c) (Use and Disclosure Restrictions) shall be amended to read:

“Upon written consent from the Disclosing Party or Receiving Party, not to be unreasonably withheld, either party may disclose certain Confidential Information to be agreed upon relating to revenue and Subscriber counts, of the other party in furtherance of a proposed sale, acquisition, merger, or a sale of all or substantially all of such party’s assets, of such party so long as such disclosure is made under a duty of confidentiality; provided, however, that the foregoing shall not prohibit the disclosure of each party’s Confidential Information to a venture capital firm, private equity firm or bank (or similar financial institution) in connection with an equity or debt investment or loan transaction with respect to such party.”

5. Except as modified by this Second Amendment, the Reseller Agreement shall remain in full force and effect. To the extent of any conflict between this Second Amendment and the Reseller Agreement, this Second Amendment shall control.

IN WITNESS WHEREOF, this Second Amendment has been entered into effective as of the Second Amendment Effective Date.

CSIDENTITY:		RESELLER:

CSIDENTITY CORPORATION		LIFELOCK, INC.

By:	/s/ William E. Morrow	By:	/s/ Marvin O. Davis
Name:	William E. Morrow	Name:	Marvin O. Davis
Title:	Chief Executive Officer	Title:	Chief Marketing Officer

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

THIRD AMENDMENT TO AMENDED AND RESTATED RESELLER AGREEMENT

This Third Amendment to Amended and Restated Reseller Agreement (this “Third Amendment”) is made and entered into effective April 27, 2011 (“Third Amendment Effective Date”) by and between CSIdentity Corporation, a Delaware corporation (“CSIdentity”), and LifeLock, Inc., a Delaware corporation (“Reseller”).

RECITALS

A. WHEREAS, CSIdentity and Reseller entered into that certain Reseller Agreement dated December 7, 2007, as amended and restated by that certain Amended and Restated Reseller Agreement dated November 12, 2008, as further amended by that certain Addendum dated February 4, 2009, that certain Letter Agreement dated July 8, 2009, that certain Letter Agreement regarding Additional Services dated October 21, 2009, that certain First Amendment to Amended and Restated Reseller Agreement dated August 30, 2010, and that certain Second Amendment to Amended and Restated Reseller Agreement dated September 9, 2010 (collectively, the “Reseller Agreement”).

B. WHEREAS, the parties hereto desire to amend and supplement the Reseller Agreement as set forth herein.

AGREEMENT

1. “Special Pricing” for [****]:

a. Pursuant to Section 3(e) (Promotional Subscriber Fee) of the Reseller Agreement, Reseller and CSIdentity hereby agree to the following “special pricing” for [****]: Reseller shall pay to CSIdentity $[****] each month (“[****] Promotional Payment”), pursuant to the payment terms of the Reseller Agreement, for each Subscriber who, in connection with Reseller’s partnership with [****], (a) is enrolled with Reseller for a bundle of Services, which bundle includes [****] Services and which bundle may include other Services, and (b) enrolls for that bundle of Services as part of such Subscriber’s [****] service bundle or package (each, an “[****] Subscriber”). The [****] Promotional Payment shall cover all [****] Services that are included in such bundle of Services. The parties agree that nothing herein shall modify the pricing for any Services other than [****] Services that are included in such bundles for which an [****] Subscriber enrolls.

b. Such “special pricing” shall apply to all [****] Subscribers who enroll for Services from the date that Reseller’s partnership with [****] publicly launches through [****] of such launch date (the “[****] Special Pricing Enrollment Term”), for so long as such [****] Subscribers remain enrolled for a bundle of Services that includes [****] Services, regardless of whether such Subscribers are still enrolled for [****] services. Notwithstanding the foregoing, if [****] terminates the partnership prior to the [****] of the [****] partnership launch date, such “special pricing” shall apply to all [****] Subscribers who enroll for Services from the date that Reseller’s partnership with [****] publicly launches through the termination date for so long as such [****] Subscribers remain enrolled for a bundle of Services that includes [****] Services, regardless of whether such Subscribers are still enrolled for [****] services. If the [****] partnership is not terminated prior to the [****] of the launch date of the [****] partnership, the [****] Special Pricing Enrollment Term shall automatically renew for additional one-year terms. After the initial [****] Special Pricing Enrollment Term, CSIdentity may terminate such “special pricing” for [****] upon at least 90-days written notice before the end of the then-current term, provided that such “special pricing” for

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

[****] shall remain in effect for the remainder of the then-current term. Upon termination of the “special pricing” for [****], such “special pricing” shall not be available to any new Subscribers, but such “special pricing” shall remain in effect for all [****] Subscribers who enrolled during the [****] Special Pricing Enrollment Term for so long as such [****] Subscribers remain enrolled for a bundle of Services that includes [****] Services, regardless of whether such Subscribers are still enrolled for [****] services.

2. “Special Pricing” for [****]:

a. Pursuant to Section 3(e) (Promotional Subscriber Fee) of the Reseller Agreement, Reseller and CSIdentity hereby agree to the following “special pricing” for [****] (“[****]”): Reseller shall pay to CSIdentity $[****] each month (“[****] Promotional Payment”), pursuant to the payment terms of the Reseller Agreement, for each Subscriber who, in connection with Reseller’s partnership with [****], (a) is enrolled with Reseller for a bundle of Services, which bundle includes [****] Services and which bundle may include other Services, and (b) is a Wealth Management Client with [****] (each, an “[****] Subscriber”). The [****] Promotional Payment shall cover all [****] Services that are included in such bundle of Services. The parties agree that nothing herein shall modify the pricing for any Services other than [****] Services that are included in such bundles for which an [****] Subscriber enrolls.

b. Such “special pricing” shall apply to all [****] Subscribers who enroll for Services from the date that Reseller’s partnership with [****] publicly launches through [****] of such launch date (the “[****] Special Pricing Enrollment Term”), for so long as such [****] Subscribers remain enrolled for a bundle of Services that includes [****] Services, regardless of whether such Subscribers are still Wealth Management Clients with [****]. Notwithstanding the foregoing, if [****] terminates the partnership prior to the [****] of the [****] partnership launch date, such “special pricing” shall apply to all [****] Subscribers who enroll for Services from the date that Reseller’s partnership with [****] publicly launches through the termination date for so long as such [****] Subscribers remain enrolled for a bundle of Services that includes [****] Services, regardless of whether such Subscribers are still Wealth Management Clients with [****]. If the [****] partnership is not terminated prior to the [****] of the launch date of the [****] partnership, the [****] Special Pricing Enrollment Term shall automatically renew for additional one-year terms. After the initial [****] Special Pricing Enrollment Term, CSIdentity may terminate such “special pricing” for [****] upon at least 90-days written notice before the end of the then-current term, provided that such “special pricing” for [****] shall remain in effect for the remainder of the then-current term. Upon termination of the “special pricing” for [****], such “special pricing” shall not be available to any new Subscribers, but such “special pricing” shall remain in effect for all [****] Subscribers who enrolled during the [****] Special Pricing Enrollment Term for so long as such [****] Subscribers remain enrolled for a bundle of Services that includes [****] Services, regardless of whether such Subscribers are still Wealth Management Clients with [****].

3. The second to last sentence of Section 2(h)(1) is hereby deleted and replaced in its entirety by the following: “The parties shall work together, in a cooperative fashion, to implement and integrate the [****] on or before [****] and the [****] on or before [****].”

4. The fourth sentence of Section 2(i)(6) is hereby deleted and replaced in its entirety by the following: “The parties agree that in the case where the gross receipts received by Reseller for the Identity Theft Services (whether for a single service or a bundled service) for which the Subscriber is enrolled, in the aggregate, are over [****] and up to, and including, [****] and the enrollment by the Subscriber for the Identity Theft Services is accomplished on a Direct basis, [****] Services must be included in the Identity Theft Services bundle, at a minimum, and that no Identity Theft Services Minimum Payment is due.”

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

5. Exhibit A (Services) is hereby amended as follows:

c. With respect to “A la Carte Pricing” for each of Cyber Agent™ Internet Monitoring Service (E-Recon), Address Change Monitoring Service, Criminal Report and Monitoring Service, Sex Offender Report and Monitoring Service, Names and Aliases Report and Monitoring Service, Address History Report and Monitoring Service, and Non-Credit Loan Report and Monitoring Service, the phrase “1m-2.5m Subscriber” in each instance is hereby deleted and replaced in its entirety in each instance with the phrase “1,000,001-2,500,000 Subscriber,” and the phrase “2.5m and above Subscriber” in each instance is hereby deleted and replaced in its entirety in each instance with the phrase “2,500,001 and above Subscriber.”

d. With respect to “Service Description” for Credit Report and Score Service, the phrase “Credit Scores are not available without a Credit Score” is hereby deleted and replaced in its entirety with the phrase “Credit Scores are not available without a credit report.”

e. With respect to “Exclusivity” for Tri-Bureau Monitoring Service, the phrase “(requires use of a credit report and notwithstanding Exclusivity on Credit Reports, accompanying report may be obtained from any third party)” is hereby deleted in its entirety.

6. Except as amended and supplemented by this Third Amendment, the Reseller Agreement shall remain in full force and effect. To the extent of any conflict between this Third Amendment and the Reseller Agreement, this Third Amendment shall control.

[Signatures for following page.]

IN WITNESS WHEREOF, this Third Amendment has been entered into effective as of the Third Amendment Effective Date.

CSIDENTITY		RESELLER

CSIdentity Corporation		LifeLock, Inc.

By:	/s/ Joe C. Ross	By:	/s/ Prakash Ramamurthy
Name:	Joe C. Ross	Name:	Prakash Ramamurthy
Its:	President	Its:	Chief Technology Officer

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FOURTH AMENDMENT TO AMENDED AND RESTATED RESELLER AGREEMENT

This Fourth Amendment to Amended and Restated Reseller Agreement (this “Fourth Amendment”) is made and entered into effective August 19, 2011 (“Fourth Amendment Effective Date”) by and between CSIdentity Corporation, a Delaware corporation (“CSIdentity”), and LifeLock, Inc., a Delaware corporation (“Reseller”).

RECITALS

A. WHEREAS, CSIdentity and Reseller entered into that certain Reseller Agreement dated December 7, 2007, as amended and restated by that certain Amended and Restated Reseller Agreement dated November 12, 2008, as further amended by that certain Addendum dated February 4, 2009, that certain Letter Agreement dated July 8, 2009, that certain Letter Agreement regarding Additional Services dated October 21, 2009, that certain First Amendment to Amended and Restated Reseller Agreement dated August 30, 2010 (the “First Amendment to the Reseller Agreement”), that certain Second Amendment to Amended and Restated Reseller Agreement dated September 9, 2010, and that certain Third Amendment to Amended and Restated Reseller Agreement dated April 27, 2011 (collectively, the “Reseller Agreement”).

B. WHEREAS, the parties hereto desire to amend and supplement the Reseller Agreement as set forth herein.

AGREEMENT

1. “Special Pricing” for Subscribers:

a. Pursuant to Section 3(e) (Promotional Subscriber Fee) of the Reseller Agreement and subject to the terms and conditions herein, Reseller and CSIdentity hereby agree to the “special pricing” described in this Section for the following categories of Subscribers who are offered services at a fee that represents a discount off of Reseller’s then-current retail fee: [****] (each such Subscriber described in 1(a)(i) and 1(a)(ii), a “Special Pricing Subscriber”). Until such time as Subscribers are migrated to the [****] platform, Reseller will provide CSIdentity with a monthly report, delivered by the end of the second business day of each month following the month that is the subject of the report, indicating the total number of Subscribers enrolled as Special Pricing Subscribers. Upon the migration of Subscribers to the [****] platform, Reseller will no longer provide such monthly reports, but will append the Subscriber number field in Reseller’s daily reports with a unique identifier for each Special Pricing Subscriber. CSIdentity will run a monthly report to determine the total number of Subscribers enrolled as Special Pricing Subscribers and will discount Reseller’s invoice in accordance herewith. CSIdentity agrees that it will provide Reseller the [****] Services at $[****] per month per Special Pricing Subscriber (the “Special Pricing Promotional Fee”), and Reseller shall pay such Special Pricing Promotion Fee pursuant to the payment terms of the Reseller Agreement, for each Special Pricing Subscriber who is enrolled with Reseller for a bundle of Services as described in clauses (a)(i) and (a)(ii) above, which bundle includes [****] Services and which bundle may include other Services; provided, however, that if Reseller at any time charges a Special Pricing Subscriber Reseller’s then-current, non-discounted retail fee for [****] Services, then CSIdentity is no longer required to sell such [****] Services to Reseller for the Special Pricing Promotional Fee and may charge Reseller the prices for the [****] Services provided to the Special Pricing Subscriber set forth in Exhibit 1 to the First Amendment to the Reseller Agreement. The parties agree that nothing herein shall modify the pricing for any Services other than [****] Services that are included in such bundles for which a Special Pricing Subscriber enrolls.

b. Such “special pricing” shall apply to all Special Pricing Subscribers who enroll for Services from the Fourth Amendment Effective Date through the third anniversary of the Fourth Amendment Effective Date (the “Special Pricing Enrollment Term”), for so long as such Special Pricing Subscribers remain enrolled for a bundle of Services that includes [****] Services.

1

2. Except as amended and supplemented by this Fourth Amendment, the Reseller Agreement shall remain in full force and effect. To the extent of any conflict between this Fourth Amendment and the Reseller Agreement, this Fourth Amendment shall control.

2

IN WITNESS WHEREOF, this Fourth Amendment has been entered into effective as of the Fourth Amendment Effective Date.

CSIDENTITY		RESELLER

CSIdentity Corporation		LifeLock, Inc.

By:	/s/ Joe C. Ross	By:	/s/ Prakash Ramamurthy
Name:	Joe C. Ross	Name:	Prakash Ramamurthy
Its:	President	Its:	Chief Technology Officer

3

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FIFTH AMENDMENT TO

AMENDED AND RESTATED RESELLER AGREEMENT

This Fifth Amendment to the Amended and Restated Reseller Agreement (this “Fifth Amendment”) is made and entered into effective May 18, 2012 (“Fifth Amendment Effective Date”) by and between CSIdentity Corporation, a Delaware corporation (“CSIdentity”), and LifeLock, Inc., a Delaware corporation (“Reseller”).

RECITALS

A. WHEREAS, CSIdentity and Reseller entered into that certain Reseller Agreement dated December 7, 2007, as amended and restated by that certain Amended and Restated Reseller Agreement dated November 12, 2008, as further amended on February 4, 2009, July 8, 2009, October 21, 2009, August 30, 2010, September 9, 2010, April 27, 2011 and August 19, 2011 (collectively, the “Reseller Agreement”).

B. WHEREAS, the parties hereto desire to amend and supplement the Reseller Agreement as set forth herein.

AGREEMENT

1. “Special Pricing” for [****]: Pursuant to Section 3(e) (Promotional Subscriber Fee) of the Reseller Agreement, Reseller and CSidentity hereby agree to the following “special pricing” provisions: Reseller has entered into an agreement with [****] (“[****]”) to provide certain “Basic” product services in connection with a [****] data breach. As compensation for the Services to be provided to these [****] Subscribers (herein so called) under the Reseller Agreement, the parties agree that Reseller shall pay to CSIdentity a flat rate of $[****] for each Subscriber. The [****] Fee shall be pro-rated over a twelve month term and billed at the rate of $[****] per month to Reseller and paid by Reseller in accordance with Article 3 (Billing, Fees and Invoicing) of the Reseller Agreement. Reseller acknowledges that the special pricing provisions referred to herein for [****] Subscribers may be used by Reseller only in connection with a data breach situation involving [****]. Until such time as the [****] Subscribers are migrated to the [****] platform (if applicable), Reseller will provide CSIdentity with a monthly report, delivered by the end of the second business day of each month following the month that is the subject of the report, indicating the total number of [****] Subscribers. Upon the migration of the [****] Subscribers to the [****] platform, Reseller will no longer provide monthly reports, but will append the Subscriber number field in Reseller’s daily reports with a unique identifier for each [****] Subscriber so that the same may be tracked by CSIdentity. CSIdentity will run a monthly report to determine the total number of [****] Subscribers and will invoice Reseller in accordance herewith. The parties agree that nothing herein shall modify the pricing for any other Services under the Agreement which may be purchased by Subscribers outside of the [****] Promotion.

2. Separate and apart from the [****] pricing in paragraph (1) above, the parties wish to clarify the language in Exhibit A (Page 28, sub-section (a) of the First Amendment to Amended and Restated Reseller Agreement) and confirm that it was their intent that the $[****] per outbound call to be charged by CSIdentity for eRecon alerts does not apply to eRecon alert calls placed to Subscribers who are enrolled in Reseller’s “Basic” membership product as a [****] Subscriber, with an email address on file with CSIdentity.

2. Except as otherwise set forth herein, all other terms and conditions of the Reseller Agreement, including schedules and attachments thereto, shall remain in effect. In the event of any inconsistency or conflict between the provisions of the Reseller Agreement and this Amendment, the terms of this Amendment shall control.

CSIdentity Corporation		LifeLock, Inc.

By:	/s/ Joe Ross	By:	/s/ Prakash Ramamurthy
Print Name: Joe Ross		Print Name: Prakash Ramamurthy
Title: 5/18/2012		Title: Chief Technology Officer